As filed with the Securities and Exchange Commission on March 15, 2018

Registration No. 333-222787

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

RUSSELL INVESTMENT COMPANY

(Exact Name of Registrant as Specified in Charter)

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

(Address of Principal Executive Office) (ZIP Code)

Registrant’s Telephone Number, including area code: 206/505-7877

Mary Beth Rhoden Albaneze, Associate General Counsel Russell Investment Company 1301 Second Avenue, 18th Floor Seattle, Washington 98101 206-505-4846	John V. O’Hanlon Dechert LLP One International Place, 40th Floor Boston, Massachusetts 02110 617-728-7100
(Name and Address of Agent for Service)

Approximate date of commencement of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

The title of the securities being registered is the Multifactor U.S. Equity Fund.

It is proposed that this filing will become effective immediately upon filing, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

RUSSELL INVESTMENT COMPANY

U.S. LARGE CAP EQUITY FUND

1301 SECOND AVENUE

18TH FLOOR

SEATTLE, WASHINGTON 98101

1-800-787-7354

March 15, 2018

Dear Shareholder:

The Board of Trustees (the “Board”) of Russell Investment Company (“RIC”) recently authorized the reorganization of the U.S. Large Cap Equity Fund (“U.S. Large Cap Equity”) into the Multifactor U.S. Equity Fund1 (“Multifactor U.S. Equity” and, together with U.S. Large Cap Equity, the “Funds”), both sub-trusts of RIC (the “Reorganization”), at a meeting held on December 5, 2017. It is expected that the Reorganization will be completed on or about April 27, 2018 (the “Closing Date”), at which time you will have received shares of Multifactor U.S. Equity equivalent in dollar value to your shares in U.S. Large Cap Equity as of the Closing Date.

On the date of the Reorganization, U.S. Large Cap Equity Shareholders will receive:

•	Class A Shares of Multifactor U.S. Equity with an aggregate value at the time of the Closing Date equal to that of their Class A Shares of U.S. Large Cap Equity on that date;

•	Class C Shares of Multifactor U.S. Equity with an aggregate value at the time of the Closing Date equal to that of their Class C Shares of U.S. Large Cap Equity on that date;

•	Class S Shares of Multifactor U.S. Equity with an aggregate value at the time of the Closing Date equal to that of their Class S Shares of U.S. Large Cap Equity on that date.

After carefully considering the merits of the Reorganization, the Board has determined that consolidation of the Funds is in the best interests of each Fund. In connection with the Reorganization, you should note the following:

•	The Reorganization will be effected without a vote of the Shareholders of U.S. Large Cap Equity or Multifactor U.S. Equity, as permitted by RIC’s Third Amended and Restated Master Trust Agreement.

•	The Reorganization is expected to qualify as a tax-free transaction.

•	The value of your investment will not change as a result of the Reorganization.

•	The Reorganization is being proposed to address U.S. Large Cap Equity’s expected continued decline in assets and to provide U.S. Large Cap Equity’s shareholders with lower total operating expenses, as Multifactor U.S. Equity has lower gross and net total operating expenses for each corresponding share class compared to U.S. Large Cap Equity.

•	Russell Investment Management, LLC (“RIM”), the investment adviser to each of Multifactor U.S. Equity and U.S. Large Cap Equity, evaluated a liquidation or reorganization into an existing RIC Fund. RIM believes that a reorganization is preferred over liquidation as it is likely to be a tax-free event, whereas U.S. Large Cap Equity’s liquidation would be a taxable event for U.S. Large Cap Equity shareholders.

The Reorganization is expected to be completed on or about April 27, 2018 based on values computed as of the close of regular trading on the New York Stock Exchange on April 27, 2018, or at such earlier or subsequent date as

[1]	Effective September 15, 2017, the Select U.S. Equity Fund was renamed the Multifactor U.S. Equity Fund.

RIC determines to be in the interest of the Funds. U.S. Large Cap Equity will be closed to investment by new and existing shareholders as of the close of business on April 25, 2018, and no purchases of U.S. Large Cap Equity’s shares will be allowed after that time.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about Multifactor U.S. Equity, including its investment objective, strategies, risks, performance, fees and expenses. As of the date of the Reorganization, your assets will automatically be invested in Multifactor U.S. Equity, which has an identical investment objective, similar investment strategies (through different investment methodologies) and comparable risk factors as U.S. Large Cap Equity.

Enclosed is an Information Statement/Prospectus which provides details of the Reorganization.

If you have any questions, please call 1-800-787-7354 between 5 a.m. and 5 p.m. Pacific Time.

Sincerely,

Mary Beth Rhoden Albaneze

Secretary

Seattle, Washington

March 15, 2018

PART A

COMBINED INFORMATION STATEMENT/PROSPECTUS

DATED March 15, 2018

MULTIFACTOR U.S. EQUITY FUND2

(a sub-trust of Russell Investment Company)

to acquire the assets of

U.S. LARGE CAP EQUITY FUND

(a sub-trust of Russell Investment Company)

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

1-800-787-7354

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

[2]	Effective September 15, 2017, the Select U.S. Equity Fund was renamed the Multifactor U.S. Equity Fund.

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT/PROSPECTUS

General Information About the Proposal

This summary of the Information Statement/Prospectus is provided for your convenience and is qualified in its entirety by reference to the more complete information contained elsewhere in this Information Statement/Prospectus which you are urged to read. It is expected that this Information Statement/Prospectus will first be sent to Shareholders on or about March 26, 2018.

Q.	What is the purpose of this Information Statement/Prospectus?

A.	You are receiving this combined Information Statement and Prospectus (“Information Statement/Prospectus”) for the purpose of providing you with details of the Reorganization. The Reorganization is described as follows:

The U.S. Large Cap Equity Fund (“U.S. Large Cap Equity”) is being reorganized into the Multifactor U.S. Equity Fund (“Multifactor U.S. Equity”) (the “Reorganization”), which is described below. U.S. Large Cap Equity and Multifactor U.S. Equity are referred to herein as the “Funds.” Each of the Funds is a sub-trust of Russell Investment Company (“RIC” or the “Trust”). The Funds currently have identical investment objectives, similar investment strategies (through different investment methodologies) and comparable risk factors. At the time of the Reorganization, shareholders of U.S. Large Cap Equity (the “Shareholders”) will become shareholders of Multifactor U.S. Equity.

The Form of Agreement and Plan of Reorganization for the Reorganization (the “Plan”) is attached to this Information Statement/Prospectus as Exhibit A.

This Information Statement/Prospectus provides the information about Multifactor U.S. Equity that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Information Statement/Prospectus for your records and future reference. The following documents are incorporated by reference into this Information Statement/Prospectus:

•	Statement of Additional Information dated March 1, 2018, as supplemented through March 14, 2018, relating to U.S. Large Cap Equity is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is available upon request.

•	Statement of Additional Information dated March 1, 2018 relating to Multifactor U.S. Equity is on file with the SEC and is available upon request.

•	Statement of Additional Information dated March 15, 2018 relating to this Information Statement/Prospectus is on file with the SEC and is available upon request.

•	Annual Report dated October 31, 2017 relating to U.S. Large Cap Equity and Multifactor U.S. Equity are available upon request.

All documents may be obtained without charge by writing to the address shown above or by calling 1-800-787-7354.

Q.	How did the Board reach their decision to approve the Reorganization?

A.

In determining whether to approve the Reorganization, the Trustees considered, among other things, RIM’s explanation of the potential impact of the Reorganization on each Fund’s Shareholders and a variety of related factors, including, among others, (1) the comparability of the investment objectives, strategies and policies of the Funds; (2) the terms and conditions of the Plan, including provisions intended to avoid any dilution of Shareholder interests; (3) the costs to the Funds associated with the Reorganization; (4) the fact that the Reorganization is intended to qualify as a tax-free Reorganization under federal tax laws; (5) the fact that the pro forma net operating expenses of Multifactor U.S. Equity are estimated to be lower than the current net operating expenses of U.S. Large Cap Equity; (6) the advisory fee of Multifactor U.S. Equity is lower than the first breakpoint in the advisory fee schedule of U.S. Large Cap Equity; (7) that the interests of the Shareholders of the Funds will not be diluted as a result of the Reorganization; (8) the relative asset size of each of Multifactor U.S. Equity and U.S. Large Cap Equity, including RIM’s expectations that U.S. Large Cap Equity’s assets will continue to decline and that Multifactor U.S. Equity’s assets will continue to grow over time; and (9) possible alternatives to the Reorganization, including the liquidation of U.S. Large Cap Equity with attendant tax consequences to U.S. Large Cap Equity’s shareholders. The Trustees also considered that the Reorganization does not require, and therefore would be effected without, a vote of Fund Shareholders.

After careful consideration, the Board concluded that the Reorganization is in the best interests of the Funds.

Q.	Who is receiving this Information Statement/Prospectus?

A.	Shareholders of record of U.S. Large Cap Equity at the close of business on March 1, 2018 (the “Record Date”) will be mailed this Information Statement/Prospectus.

Q.	Who will bear the costs of the Reorganization?

A.	Costs related to the sale of securities from U.S. Large Cap Equity’s portfolio that will not be retained by Multifactor U.S. Equity will be borne by Multifactor U.S. Equity shareholders and U.S. Large Cap Equity Shareholders who do not redeem or exchange their shares of the U.S. Large Cap Equity prior to the Reorganization. Further, to the extent that the Reorganization directly benefits Multifactor U.S. Equity through reduced expenses, Reorganization-related transaction expenses will be borne by Multifactor U.S. Equity. If the hard transaction costs (i.e., transaction costs of the Reorganization and other fees charged by the custodian) incurred by Multifactor U.S. Equity in connection with the consummation of the Reorganization exceed the net estimated annualized reduction in expenses to Multifactor U.S. Equity (i.e., the amount of the expense benefit that accrues to Multifactor U.S. Equity after taking into account Multifactor U.S. Equity’s direct Fund-level expense cap), Russell Investment Management, LLC (“RIM”), the investment adviser to each of Multifactor U.S. Equity and U.S. Large Cap Equity, will reimburse Multifactor U.S. Equity for any hard transaction costs that exceed the amount of such expense benefit. RIM has agreed to pay the audit fees, legal fees and mailing costs associated with the Reorganization. RIM estimates that such costs will be approximately $150,000. Based on a 90% estimated overlap between U.S. Large Cap Equity’s and Multifactor U.S. Equity’s portfolios as of September 2017, it is estimated that approximately 39% of U.S. Large Cap Equity’s holdings would be sold following the Reorganization. Among other reasons, Multifactor U.S. Equity expects to sell certain holdings of U.S. Large Cap Equity following the Reorganization to maintain Multifactor U.S. Equity’s desired exposure to certain investments held by both Multifactor U.S. Equity and U.S. Large Cap Equity prior to the Reorganization. It is expected that sales of U.S. Large Cap Equity’s portfolio securities by Multifactor U.S. Equity in connection with the Reorganization will result in capital gains of approximately $18.1 million (approximately $1.87 per share), calculated as of September 27, 2017. Any net gains with respect to such sales may be distributed to shareholders in taxable distributions.

Q.	How will the Reorganization affect me as a Shareholder?

A.	Upon the Closing Date, shareholders of U.S. Large Cap Equity will become shareholders of Multifactor U.S. Equity. Specifically, Shareholders of A, C and S Shares, respectively, of U.S. Large Cap Equity will receive shares of the corresponding class of Multifactor U.S. Equity that are equal in value to their shares in U.S. Large Cap Equity as of the Closing Date. The number of shares you receive will depend on the relative net asset value of the Funds’ shares immediately prior to the Reorganization. Thus, although the aggregate net asset value of the shares in your account will be the same, you may receive a greater or lesser number of shares than you currently hold in U.S. Large Cap Equity.

Q.	Can I exchange or redeem my U.S. Large Cap Equity shares before the Reorganization takes place?

A.	Yes. You may exchange your U.S. Large Cap Equity shares for appropriate shares, as described in the “SHAREHOLDER INFORMATION” section of the Information Statement/Prospectus below, of another RIC Fund, or redeem your shares, at any time before the Reorganization takes place, as set forth in U.S. Large Cap Equity’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction. U.S. Large Cap Equity will be closed to investment by new and existing shareholders as of the close of business on April 25, 2018. No purchases of U.S. Large Cap Equity’s shares will be allowed after that time.

General Information About the Funds

Q.	How are the Funds managed?

A.	RIC is a registered open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Under Massachusetts law, each Fund is a “sub-trust” of RIC. The Board is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The Board oversees the Funds’ operations, including reviewing and approving the Funds’ advisory agreement with RIM, the Funds’ investment adviser, and sub-advisory agreements with U.S. Large Cap Equity’s sub-advisers (“Money Managers”). The officers of RIC, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. U.S. Large Cap Equity’s Money Managers are responsible for selection of individual portfolio securities for the assets assigned to them.

With respect to U.S. Large Cap Equity, RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund’s assets are managed by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM allocates most of the Fund’s assets to multiple money managers unaffiliated with RIM. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the Fund’s cash balances and may manage portions of the Fund during transitions between money managers. RIM, as agent for RIC, pays the Money Managers’ fees for the Fund, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses. An exemptive order with respect to U.S. Large Cap Equity was received from the SEC that permits RIM to engage or terminate a Money Manager at any time, subject to the approval by the Board, without a shareholder vote.

With respect to Multifactor U.S. Equity, RIM provides all investment advisory and portfolio management services for the Fund. RIM does not employ a “multi-style, multi-manager” approach for Multifactor U.S. Equity.

Q.	How comparable are the Funds’ investment objectives and investment strategies?

A.	The investment objectives of the Funds are identical - each Fund seeks to provide long term capital growth. The principal investment strategies and principal investment risks of the Funds are similar; however, there are some differences, including:

U.S. Large Cap Equity has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in large capitalization equity securities economically tied to the U.S., while Multifactor U.S. Equity has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. As part of its principal investment strategies, Multifactor U.S. Equity may invest in common stocks of large, medium and small capitalization U.S. companies. U.S. Large Cap Equity may also invest in common stocks of large and medium capitalization U.S. companies as part of its principal investment strategies and may invest in common stocks of small capitalization U.S. companies as part of its non-principal investment strategies.

U.S. Large Cap Equity and Multifactor U.S. Equity define large, medium, and/or small capitalization stocks by reference to those companies represented by or within the capitalization range of the S&P 500® Index and Russell 1000® Index, respectively, as measured at such index’s most recent constitution.

Q.	How comparable are the Funds’ risks?

A.	The Funds have comparable risk factors, with the exception of those risks identified immediately below. The risks of investing in each Fund are identified in the “COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF U.S. LARGE CAP EQUITY AND MULTIFACTOR U.S. EQUITY” section below.

The following principal risks are unique to U.S. Large Cap Equity: Multi-Manager Approach Risk (Principal Risk), Depositary Receipts Risk (Principal Risk), and Long-Term Viability Risk (Principal Risk).

The following principal risks are unique to Multifactor U.S. Equity: Real Estate Investment Trusts Risk (Principal Risk) and Securities of Other Investment Companies Risk (Principal Risk).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION SINCE NEITHER U.S. LARGE CAP EQUITY NOR MULTIFACTOR U.S. EQUITY HAS AUTHORIZED THOSE REPRESENTATIONS.

COMBINED INFORMATION STATEMENT AND PROSPECTUS

INTRODUCTION	1
SUMMARY AND OVERVIEW OF THE REORGANIZATION	1
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF U.S. LARGE CAP EQUITY AND MULTIFACTOR U.S. EQUITY	2
REASONS FOR THE REORGANIZATION	17
INFORMATION ABOUT THE PLAN OF REORGANIZATION	20
GENERAL INFORMATION	25
INFORMATION ABOUT RIC AND THE FUNDS	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
SHAREHOLDER INFORMATION	27
ADDITIONAL INFORMATION ABOUT TAXES	45

INTRODUCTION

You should read this entire Information Statement/Prospectus carefully. For additional information, you should consult each Fund’s Prospectus and Statement of Additional Information (File Nos. 002-71299/811-03153 (U.S. Large Cap Equity and Multifactor U.S. Equity)), as supplemented, and the Plan. A copy of the Plan is attached hereto as Exhibit A.

SUMMARY AND OVERVIEW OF THE REORGANIZATION

At a meeting on December 5, 2017, the Board received a proposal from RIM regarding the future of U.S. Large Cap Equity. For the reasons set forth below under “REASONS FOR THE REORGANIZATION,” the Board concluded that the Reorganization is in the best interests of the Fund. When the Reorganization takes place, U.S. Large Cap Equity will be reorganized with and into Multifactor U.S. Equity, and Shareholders of U.S. Large Cap Equity will receive Class A, C or S Shares of Multifactor U.S. Equity with an aggregate value equal at the time of the completion of the Reorganization to the aggregate value of their U.S. Large Cap Equity Class A, C or S Shares, respectively. After shares of Multifactor U.S. Equity are distributed to Shareholders of U.S. Large Cap Equity, U.S. Large Cap Equity will be dissolved.

The Plan provides for:

•	the transfer of all of the assets of U.S. Large Cap Equity to Multifactor U.S. Equity in exchange for shares of Multifactor U.S. Equity that have an aggregate net asset value equal to the aggregate net asset value of the shares of U.S. Large Cap Equity on the valuation date for the Reorganization;

•	the assumption by Multifactor U.S. Equity of all of the liabilities of U.S. Large Cap Equity; and

•	the distribution of shares of Multifactor U.S. Equity to the Shareholders of U.S. Large Cap Equity in complete liquidation of U.S. Large Cap Equity.

The Reorganization is expected to be completed on or about April 27, 2018 (the “Closing Date”) based on values as of the close of regular trading on the New York Stock Exchange (“NYSE”) on April 27, 2018, or at such earlier or subsequent date as RIC determines to be in the interest of the Funds. U.S. Large Cap Equity will be closed to investment by new and existing shareholders as of the close of business on April 25, 2018, and no purchases of U.S. Large Cap Equity’s shares will be allowed after that time.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. As of the date of the Reorganization, your assets will automatically be invested in Multifactor U.S. Equity, which has a similar investment objective, similar investment strategies (through different investment methodologies as explained below) and similar risk factors as U.S. Large Cap Equity.

Effects of the Reorganization on Shareholders

The Plan approved by the Board provides for the reorganization of U.S. Large Cap Equity with and into Multifactor U.S. Equity in exchange for Class A, C and S Shares issued by Multifactor U.S. Equity. The value of Class A, C and S Shares, respectively, issued by Multifactor U.S. Equity in connection with the Reorganization will be equal at the time of the Reorganization to the value of the net assets of the Class A, C and S Shares, respectively, of U.S. Large Cap Equity acquired by Multifactor U.S. Equity. Pursuant to the Plan, shares issued to U.S. Large Cap Equity by Multifactor U.S. Equity will be distributed to Shareholders of U.S. Large Cap Equity as part of the liquidation of U.S. Large Cap Equity. As a result, each Shareholder of U.S. Large Cap Equity will cease to be a Shareholder of U.S. Large Cap Equity and will instead be the owner of that number of full and fractional Class A, C and S Shares of Multifactor U.S. Equity having an aggregate net asset value equal at the time of the Reorganization to the aggregate net asset value of the Class A, C and S Shares, respectively, of U.S. Large Cap Equity held by that Shareholder at the Closing of the Reorganization, as defined herein.

Tax Consequences

Multifactor U.S. Equity and U.S. Large Cap Equity anticipate receiving a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss will be recognized for federal income tax purposes by U.S. Large Cap Equity or its Shareholders. There is additional information about the federal income tax consequences of the Reorganization under “Information About the Plan of Reorganization — Tax Considerations.”

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF U.S. LARGE CAP EQUITY AND MULTIFACTOR U.S. EQUITY

The investment objectives, principal investment strategies, and risks of the Funds are similar in many respects. Each Fund is managed by the same investment adviser, RIM, and management of the Funds is overseen by the same RIM portfolio managers. The charts and summaries below describe the important similarities and differences between U.S. Large Cap Equity and Multifactor U.S. Equity. There can be no assurance that either U.S. Large Cap Equity or Multifactor U.S. Equity will achieve its investment objective. Each Fund’s investment objective may be changed by the Board without approval of the shareholders.

The investment objectives of the Funds are identical. Each Fund seeks to provide long term capital growth. The Funds’ investment objectives are non-fundamental and may be changed by the Board without shareholder approval.

The principal investment strategies and principal investment risks of the Funds are similar; however, there are some differences, including:

•	U.S. Large Cap Equity is managed pursuant to a “multi-style, multi-manager” approach whereby RIM selects the investment strategies for the Fund and utilizes multiple Money Managers unaffiliated with RIM to pursue those strategies. However, as described more fully below, RIM does not utilize Money Managers unaffiliated with RIM to manage Multifactor U.S. Equity.

•	U.S. Large Cap Equity has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in large capitalization equity securities economically tied to the U.S., while Multifactor U.S. Equity has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. As part of its principal investment strategies, Multifactor U.S. Equity may invest in common stocks of large, medium and small capitalization U.S. companies. U.S. Large Cap Equity may also invest in common stocks of large and medium capitalization U.S. companies as part of its principal investment strategies and may invest in common stocks of small capitalization U.S. companies as part of its non-principal investment strategies.

•	U.S. Large Cap Equity and Multifactor U.S. Equity define large, medium, and/or small capitalization stocks by reference to those companies represented by or within the capitalization range of the S&P 500® Index and Russell 1000® Index, respectively, as measured at such index’s most recent constitution.

•	As part of its principal investment strategies, U.S. Large Cap Equity may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Multifactor U.S. Equity may invest in ADRs and GDRs as part of its non-principal investment strategies.

•	As part of its principal investment strategies, Multifactor U.S. Equity may invest in real estate investment trusts (“REITs”) that own or manage properties. U.S. Large Cap Equity may invest in REITs as part of its non-principal investment strategies.

•	Multifactor U.S. Equity’s principal investment risks are similar but not identical to those of U.S. Large Cap Equity. In contrast to U.S. Large Cap Equity, REITs risk and Securities of Other Investment Companies (“SOIC”) risk are principal risks of Multifactor U.S. Equity. U.S. Large Cap Equity may be subject to REIT risk and SOIC risk from time to time but, generally, does not anticipate investing in REITs or the securities of other investment companies to the same extent as does Multifactor U.S. Equity.

•	Additionally, in contrast to Multifactor U.S. Equity Fund, Multi-Manager Approach risk, Depositary Receipts risk, and Long-Term Viability risk are principal risks of U.S. Large Cap Equity. Multifactor U.S. Equity may be subject to Depositary Receipts risk from time to time but, generally, does not anticipate investing in depositary receipts to the same extent as does U.S. Large Cap Equity. Multi-Manager Approach risk is the risk that although the investment styles employed by Money Managers are intended to be complementary, they may not in fact be complementary. As noted elsewhere in this Information Statement/Prospectus, Multifactor U.S. Equity is directly managed by RIM and, therefore, is not subject to Multi-Manager Approach risk. Long-Term Viability risk is the risk that a fund may not be able to grow to an economically viable size, in which case the fund may cease operations and investors may be required to transfer their investments at an inopportune time. U.S. Large Cap Equity, but not Multifactor U.S. Equity, is subject to Long-Term Viability risk.

There are no material differences between the rights of shareholders of U.S. Large Cap Equity and Multifactor U.S. Equity.

	U.S. Large Cap Equity	Multifactor U.S. Equity
Investment Objective	The Fund seeks to provide long term capital growth.	The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in large capitalization equity securities economically tied to the U.S. The Fund invests principally in common stocks of large capitalization U.S. companies but may also invest in common stocks of medium capitalization companies. The Fund defines large capitalization stocks as stocks of those companies represented by the S&P 500® Index or within the capitalization range of the S&P 500® Index as measured at its most recent reconstitution. On December 31, 2017, the market capitalization of these companies ranged from approximately $867.5 billion to $10.3 billion.

RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund’s assets are managed by RIM and multiple money managers unaffiliated with

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund invests principally in common stocks of large and medium capitalization U.S. companies but may also invest in small capitalization U.S. companies. The Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 12, 2017, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of such large capitalization companies ranged from approximately $813.9 billion to $29.4 billion and the market capitalization of such medium capitalization companies ranged from approximately $29.4 billion to $2.4 billion.

	U.S. Large Cap Equity	Multifactor U.S. Equity

RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM manages assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund’s cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts.

The Fund may also invest in securities of non-U.S. issuers by purchasing ADRs or GDRs.

RIM seeks to achieve the Fund’s investment objective by managing the Fund’s overall exposures (such as volatility, momentum, growth, value, quality, defensive, dynamic, capitalization size, industry or sector). The Fund’s exposures are monitored and analyzed relative to the Russell 1000® Index and RIM tilts the Fund’s exposures by over or underweighting any of the portfolio’s characteristics relative to the Russell 1000® Index over the short, intermediate or long term. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund to assess Fund characteristics and identify a portfolio which it believes will provide the desired exposures. After RIM has determined the Fund’s desired exposures, RIM identifies baskets of stocks and determines their weights within the Fund in order to reflect those desired exposures. These baskets are generally comprised of stocks included in the Russell 1000® Index but may include or be entirely comprised of stocks not included in the Russell 1000® Index. The baskets are derived from various indexes, quantitative tools and/or rules-based processes designed to achieve desired exposures. RIM may also invest in index futures, index put or call options or exchange traded funds as a substitute for the purchase of stocks to achieve desired exposures, in pursuit of the Fund’s investment objective or for hedging purposes.

The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may also invest a portion of its assets in REITs that own and/or manage properties.

Principal Risks	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund’s money managers expect.	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the

U.S. Large Cap Equity	Multifactor U.S. Equity

Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund’s portfolio characteristics and it is possible that its judgments regarding the Fund’s exposures may prove incorrect. In addition, actions taken to actively manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.

Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

Index-Based Investing. Index-based strategies, which may be used to actively manage the Fund’s overall exposures, may cause the Fund’s returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund’s portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.

Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic management of the Fund. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Fund may underperform. The baskets of securities or instruments selected for the Fund’s portfolio may not perform as RIM expects and security or instrument selection risk may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. Exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be incorrect. There is no guarantee that RIM will effectively assess the Fund’s portfolio characteristics and it is possible that its judgments regarding the Fund’s exposures may be incorrect. In addition, actions taken to actively manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.

Index-Based Investing. Index-based strategies may cause the Fund’s returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund’s portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.

Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic

U.S. Large Cap Equity	Multifactor U.S. Equity

conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.

Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

Large Redemptions. The Fund is used as an investment in asset allocation programs and may have a large percentage of its Shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.

REITs. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

Large Redemptions. The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

	U.S. Large Cap Equity	Multifactor U.S. Equity

Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.

Long-Term Viability Risk. The Fund has relatively low assets under management. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals and risk tolerance before investing in any Fund.

Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.

Fundamental Investment Restrictions	Fundamental investment policies are identical to those of Multifactor U.S. Equity.	Fundamental investment policies are identical to those of U.S. Large Cap Equity.

Investment Manager and Management Fees

RIM

U.S. Large Cap Equity pays the following advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of average daily net assets: 0.70% on the first $2 billion; 0.66% on the next $3 billion; 0.63% on the next $5 billion; and 0.61% on assets in excess of $10 billion.

RIM Multifactor U.S. Equity pays an advisory fee of 0.30% directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of average daily net assets.

Money Managers and Sub-Advisory Fees	Ceredex Value Advisors LLC TCW Investment Management Company, LLC Jacobs Levy Equity Management, Inc. William Blair Investment Management, LLC Sustainable Growth Advisers, LP	Not applicable. Multifactor U.S. Equity is directly managed by RIM.

	U.S. Large Cap Equity	Multifactor U.S. Equity
From its advisory fees, RIM, as agent for RIC, pays all fees to the money managers of U.S. Large Cap Equity for their investment advisory services.

Portfolio Manager(s)	James Barber, Chief Investment Officer of Equities Kevin Divney, Senior Portfolio Manager	James Barber, Chief Investment Officer of Equities Kevin Divney, Senior Portfolio Manager

Net Assets (as of 10/31/17)	$138 million	$676 million

Management of the Funds

The Board is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds’ advisory agreement with RIM and RIM’s sub-advisory agreements with the Money Managers. RIC’s officers, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations.

The Funds’ investment adviser is RIM, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., a Cayman company through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by a Cayman corporation, TA Associates Cayman, Ltd., and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Members of Russell Investments’ management also hold minority, non-controlling positions in Russell Investments Group, Ltd.

With respect to U.S. Large Cap Equity, RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund’s assets are managed by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM allocates most of the Fund’s assets to multiple money managers unaffiliated with RIM. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the Fund’s cash balances and may manage portions of the Fund during transitions between money managers. RIM, as agent for RIC, pays the Money Managers’ fees for the Fund, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses. An exemptive order with respect to U.S. Large Cap Equity was received from the SEC that permits RIM to engage or terminate a Money Manager at any time, subject to the approval by the Board, without a shareholder vote.

With respect to Multifactor U.S. Equity, RIM provides all investment advisory and portfolio management services for the Fund. RIM does not employ a “multi-style, multi-manager” approach for Multifactor U.S. Equity.

James Barber, Chief Investment Officer of Equities since 2012, and Kevin Divney, a Senior Portfolio Manager, have primary responsibility for the management of the Funds. Mr. Barber and Mr. Divney have managed U.S. Large Cap Equity since April 2017. Prior to joining Russell Investments, Mr. Divney was the Founder and Chief Investment Officer of Beaconcrest Capital Management, a registered investment adviser providing absolute return, long-short, and long-only concentrated equity portfolios. Messrs. Barber and Divney are collectively referred to as the “RIM Managers.”

Please see each Fund’s Statement of Additional Information for additional information about the RIM Managers’ compensation, other accounts managed by the RIM Managers and their ownership of securities of the Funds.

Each Fund conducts its business through a number of service providers who act on its behalf. RIM, the Funds’ investment adviser, evaluates and oversees U.S. Large Cap Equity’s Money Managers as more fully described below. U.S. Large Cap Equity’s Money Managers make investment decisions for the portion of the Fund assigned to them by RIM. The Funds’ administrator and transfer agent is Russell Investments Fund Services, LLC (“RIFUS”), a wholly-owned subsidiary of RIM. RIFUS, in its capacity as the Funds’ administrator, provides or oversees the provision of all administrative services for the Funds. The Funds’ custodian, State Street Bank and Trust Company, maintains custody of the Funds’ assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest. RIFUS, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIM, as the Funds’ investment adviser, may change the allocation of U.S. Large Cap Equity’s assets at any time. An exemptive order was received from the SEC that permits RIM to engage or terminate a Money Manager at any time, subject to the approval by the Funds’ Board, without a shareholder vote. U.S. Large Cap Equity is required to notify its shareholders within 90 days after a Money Manager begins providing services. U.S. Large Cap Equity selects Money Managers based upon the research and recommendations of RIM. RIM evaluates quantitatively and qualitatively the Money Managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any Money Manager.

Each Money Manager of U.S. Large Cap Equity has complete discretion to select portfolio securities for its segment of U.S. Large Cap Equity’s assets. Each Money Manager must operate within U.S. Large Cap Equity’s investment objectives, restrictions and policies. Additionally, each Money Manager must operate within more specific parameters developed from time to time by RIM. RIM develops such parameters for each Money Manager based on U.S. Large Cap Equity’s investment program, RIM’s assessment of the Money Manager’s expertise and investment style.

As of the date of this Information Statement/Prospectus, the Money Managers for U.S. Large Cap Equity are:

•	Ceredex Value Advisors LLC, 301 East Pine Street, Suite 500, Orlando, FL 32801

•	Jacobs Levy Equity Management, Inc., P.O. Box 650, Florham Park, NJ 07932-0650

•	Sustainable Growth Advisers, LP, 3 Stamford Plaza, 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901

•	TCW Investment Management Company, LLC, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

•	William Blair Investment Management, LLC, 222 West Adams Street Chicago, IL 60606

As of the date of this Information Statement/Prospectus, RIM serves as the sole investment adviser to Multifactor U.S. Equity Fund. As noted elsewhere in this Information Statement/Prospectus, RIM does not engage unaffiliated Money Managers to manage Multifactor U.S. Equity.

As noted above, U.S. Large Cap Equity may engage new Money Managers or terminate any of these Money Managers at any time subject to the approval of the Board without a shareholder vote. Therefore, the Money Managers of U.S. Large Cap Equity at the Closing Date of the Reorganization may be different than those listed above. A complete list of current Money Managers for U.S. Large Cap Equity can also be found at www.russellinvestments.com.

Investment Advisory Fees

Under its advisory agreement with RIC, RIM receives an advisory fee from each Fund for RIM’s advisory services provided to that Fund. With respect to U.S. Large Cap Equity, from its advisory fee, RIM, as agent for RIC, pays all fees to the Money Managers for their investment advisory services. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses. U.S. Large Cap Equity pays the following advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of average daily net assets: 0.70% on the first $2 billion; 0.66% on the next $3 billion; 0.63% on the next $5 billion; and 0.61% on assets in excess of $10 billion. Multifactor U.S. Equity pays an advisory fee of 0.30% directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of average daily net assets.

A discussion regarding the basis for approval by the Board of the continuation of the advisory agreement between RIM and the Funds is available in the Funds’ Annual Report to shareholders covering the period ended April 30, 2016, which may be obtained at no charge by contacting the Funds at:

Russell Investment Company

1301 Second Avenue

18th Floor

Seattle, WA 98101

800-787-7354

Fax: 206-505-3495

The Funds’ Annual Report is also available, free of charge, on the Funds’ website at www.russellinvestments.com.

Fees and Expenses

The Funds, like all mutual funds, incur certain expenses in their operations and Shareholders indirectly bear these expenses. These expenses include advisory fees as well as the costs of maintaining accounts, administration and other activities. The following tables (a) compare the fees and expenses that you may pay for each class of U.S. Large Cap Equity and the corresponding class of Multifactor U.S. Equity and (b) show the estimated fees and expenses that you may pay for each class of Multifactor U.S. Equity on a pro forma basis after giving effect to the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investments Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section of each Fund’s Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares sections of each Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load)*	Maximum Sales Charge (Load) Imposed on Reinvested Dividends
U.S. Large Cap Equity
Class A	5.75%	1.00%	None
Class C, S	None	None	None
Multifactor U.S. Equity
Class A	5.75%	1.00%	None
Class C, S	None	None	None
Multifactor U.S. Equity after the Reorganization
Class A	5.75%	1.00%	None
Class C, S	None	None	None

*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

U.S. Large Cap Equity

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.70%	0.25%	0.37%	1.32%	(0.20)%	1.12%
Class C Shares	0.70%	0.75%	0.62%	2.07%	(0.20)%	1.87%
Class S Shares	0.70%	None	0.37%	1.07%	(0.20)%	0.87%

#	Until February 28, 2019, RIM has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Multifactor U.S. Equity

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.30%	0.25%	0.30%	0.85%	(0.00)%	0.85%
Class C Shares	0.30%	0.75%	0.55%	1.60%	(0.00)%	1.60%
Class S Shares	0.30%	None	0.30%	0.60%	(0.00)%	0.60%

#	Until February 28, 2019, RIM has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.40% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

“Other Expenses” for Class A and Class C Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Multifactor U.S. Equity after the Reorganization

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.30%	0.25%	0.29%	0.84%	(0.00)%	0.84%
Class C Shares	0.30%	0.75%	0.54%	1.59%	(0.00)%	1.59%
Class S Shares	0.30%	None	0.29%	0.59%	(0.00)%	0.59%

#	Until February 28, 2019, RIM has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.40% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

“Other Expenses” for Class A and Class C Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example

This example is intended to help you compare the cost of investing in each Fund and in Multifactor U.S. Equity (after the Reorganization) on a pro forma basis with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Large Cap Equity
Class A	$683	$951	$1,239	$2,057
Class C	$190	$629	$1,095	$2,384
Class S	$89	$320	$571	$1,288

Multifactor U.S. Equity
Class A	$657	$831	$1,019	$1,564
Class C	$163	$505	$871	$1,900
Class S	$61	$192	$335	$750

Multifactor U.S. Equity pro forma for Reorganization
Class A	$656	$828	$1,014	$1,553
Class C	$162	$502	$866	$1,889
Class S	$60	$189	$329	$738

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the most recent fiscal year, U.S. Large Cap Equity’s portfolio turnover rate was 78% and Multifactor U.S. Equity’s portfolio turnover rate was 71% of the average value of its portfolio.

Performance

The following bar charts illustrate the risks of investing in the Funds by showing how the performance of the Funds’ Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Funds’ operations). The returns (both before and after tax) for other Classes of Shares offered by the Funds may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

Class S Calendar Year Total Returns

U.S. Large Cap Equity Fund

U.S. Large Cap Equity’s Class S Shares year-to-date return as of October 31, 2017 was 15.05%.

Class S Calendar Year Total Returns

Multifactor U.S. Equity Fund

Multifactor U.S. Equity’s Class S Shares year-to-date return as of October 31, 2017 was 16.21%.

The table accompanying the bar chart further illustrates the risks of investing in the Funds by showing how the Funds’ average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russellinvestments.com.

Average annual total returns for the periods ended December 31, 2017	1 Year	5 Years	Since Inception
U.S. Large Cap Equity Fund
Return Before Taxes, Class A	12.67%	12.76%	12.19%
Return Before Taxes, Class C	18.68%	13.26%	12.48%
Return Before Taxes, Class S	19.81%	14.41%	13.60%
Return After Taxes on Distributions, Class S	10.18%	10.64%	10.38%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	15.37%	10.64%	10.21%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.77%

Performance Notes

U.S. Large Cap Equity first issued Class A, C and S Shares on February 6, 2012.

No Class M, Class P, Class R6 or Class T Shares were issued or operational as of the date of this Information Statement/Prospectus nor will such Classes be issued prior to the Reorganization.

Average annual total returns for the periods ended December 31, 2017	1 Year	Since Inception
Multifactor U.S. Equity Fund
Return Before Taxes, Class A	N/A	N/A
Return Before Taxes, Class C	N/A	N/A

Average annual total returns for the periods ended December 31, 2017	1 Year	Since Inception
Return Before Taxes, Class S	21.32%	12.07%
Return After Taxes on Distributions, Class S	19.17%	11.06%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	13.63%	9.31%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	21.69%	12.07%

Performance Notes

No Class A or Class C Shares of Multifactor U.S. Equity were issued or operational as of the date of this Information Statement/Prospectus.

The Fund first issued Class S Shares on January 2, 2015. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class Y Shares. Class S Shares will have substantially similar annual returns as the Class Y Shares of the Fund because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class Y Shares.

Distribution of the Funds

Russell Investments Financial Services, LLC (the “Distributor”) serves as the distributor of RIC Shares. Certain classes of RIC Funds pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributor has entered into arrangements with financial intermediaries that have entered into agreements with the Distributor to provide sales support services with respect to Fund Shares held by or for the customers of the financial intermediaries (“Selling Agents”) and financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class C Shares (“Servicing Agents”) to perform certain distribution and shareholder services for certain classes of RIC. The distribution fees and shareholder services fees paid by the Funds to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents. The Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds. Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC. The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A may also receive the distribution fee payable under the Funds’ Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A sold by them.

The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Financial Highlights

The financial highlights tables of Multifactor U.S. Equity are intended to help you understand Multifactor U.S. Equity’s financial performance for the last 60 months. Certain information reflects results for a single Fund share. The total returns in the table represent how much your investment in the Multifactor U.S. Equity would have increased (or decreased) during each period assuming reinvestment of all dividends and distributions. This financial performance information has been audited by PricewaterhouseCoopers LLP, whose report, along with Multifactor U.S. Equity’s financial statements, is included in Multifactor U.S. Equity’s Annual Report, which is incorporated by reference and is available upon request.

The information in the following tables represents the Financial Highlights for all Multifactor U.S. Equity’s Share Classes referenced in this Information Statement/Prospectus that had Shares outstanding as of October 31, 2017.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(c)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Multifactor U.S. Equity Fund
Class S
October 31, 2017	10.92	.15	2.46	2.61	(.20)	—	—
October 31, 2016	10.73	.17	.31	.48	(.18)	(.11)	—
October 31, 2015 (1)	10.61	.12	.09	.21	(.09)	—	—

	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Expenses to Average Net Assets, Net(c)(d)	% Ratio of Net Investment Income to Average Net Assets(c)(d)	% Portfolio Turnover Rate(b)
Multifactor U.S. Equity Fund
Class S
October 31, 2017	(.20)	13.33	24.02	239,353	.59	.59	1.22	71
October 31, 2016	(.29)	10.92	4.61	7,844	.60	.55	1.62	9
October 31, 2015 (1)	(.09)	10.73	2.04	3,227	.62	.40	1.36	44

(1)	For the period January 5, 2015 (commencement of operations) to October 31, 2015.
(a)	Average daily shares outstanding were used for this calculation.
(b)	The ratios or returns for periods less than one year are not annualized.
(c)	May reflect amounts waived and/or reimbursed by Russell Investment Management, LLC (“RIM”) and /or Russell Investments Fund Services, LLC (“RIFUS”).
(d)	The ratios for periods less than one year are annualized.

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed to address U.S. Large Cap Equity’s expected continued decline in assets. The Reorganization is expected to provide U.S. Large Cap Equity’s shareholders with lower total operating expenses, as Multifactor U.S. Equity has lower gross and net total operating expenses for each corresponding share class compared to U.S. Large Cap Equity. RIM, the investment adviser to each of Multifactor U.S. Equity and U.S. Large Cap Equity, evaluated a liquidation or reorganization into an existing RIC Fund. RIM believes that a reorganization is preferred over liquidation as it is likely to be a tax-free event, whereas U.S. Large Cap Equity’s liquidation would be a taxable event for U.S. Large Cap Equity shareholders.

Board Considerations

At a meeting of the Board on December 5, 2017 (the “December Meeting”), Russell Investment Management, LLC (“RIM”) recommended to the Board that it approve the reorganization (the “Reorganization”) of the U.S. Large Cap Equity Fund (the “U.S. Large Cap Equity”) with and into the Multifactor U.S. Equity Fund (the “Multifactor U.S. Equity,” and together with the U.S. Large Cap Equity, the “Funds”). The U.S. Large Cap Equity was organized primarily to serve as an investment vehicle for clients of a large financial institution (the “Financial Institution”). At October 1, 2017, approximately 95% of the U.S. Large Cap Equity’s assets were attributable to clients of the Financial Institution. In March 2017, the Financial Institution reallocated a substantial portion of the assets that it had invested in the U.S. Large Cap Equity to the Multifactor U.S. Equity—about $230 million. RIM expects that the Financial Institution over time will reallocate remaining client assets to the Multifactor U.S. Equity—about $138 million—and believes that there are no other current distribution opportunities to offset the outflows from or to grow the assets of the U.S. Large Cap Equity; therefore, RIM is of the opinion that the U.S. Large Cap Equity’s assets will continue to decline. RIM informed the Board that, while the U.S. Large Cap Equity currently remains viable from an investment perspective at current asset levels, with the expected continued decline in the U.S. Large Cap Equity’s assets, RIM does not believe that the U.S. Large Cap Equity can be efficiently managed over the longer term. RIM noted that the U.S. Large Cap Equity’s net expense ratio will remain unchanged in the near term through the operation of its current expense cap but offered no assurances that the expense cap will be continued after February 28, 2019. RIM also informed the Board that it had evaluated alternatives to the Reorganization, including a liquidation or reorganization into another existing fund, but concluded that the Reorganization represented the best outcome for U.S. Large Cap Equity shareholders.

RIM recommended the Reorganization because, if approved, shareholders of the U.S. Large Cap Equity will become shareholders of a Fund with potential for continued future growth; an identical non-fundamental investment objective and similar, although not identical, principal investment strategies and risks; lower gross and net annual fund operating expenses; and better overall historical investment performance on a total return basis.

At the December Meeting, the Board considered and approved the proposed Reorganization. The Independent Trustees were advised on this matter by independent counsel.

The Board received from RIM written materials containing relevant information about the Multifactor U.S. Equity, the U.S. Large Cap Equity, and the proposed Reorganization, including fee and expense information on an actual and future estimated basis and comparative performance data for each of the Funds.

The Board reviewed detailed information about, among other things, (1) the investment objectives, strategies, and policies of the Multifactor U.S. Equity and their comparability with those of the U.S. Large Cap Equity; (2) the comparative short-term and longer term investment performance of the Funds; (3) the current expense ratios of each Fund and the anticipated post-Reorganization expense ratios for the Multifactor U.S. Equity; (4) the relative asset size of each Fund; (5) how the costs of the Reorganization will be shared; (6) the federal income tax consequences of the Reorganization to each Fund’s shareholders; and (7) the benefits to RIM of the Reorganization.

The Board considered the potential benefits, risks, and costs of the Reorganization to shareholders of the U.S. Large Cap Equity. In approving the Reorganization, the Board considered, among other things, the following factors:

Investment Objectives, Principal Investment Strategies, and Principal Risks. Both the U.S. Large Cap Equity and the Multifactor U.S. Equity have the same non-fundamental investment objective to provide long-term capital growth. The U.S. Large Cap Equity and the Multifactor U.S. Equity have similar, but not identical, principal investment strategies and risks. Among other things, the U.S. Large Cap Equity invests in common stocks of large and medium capitalization companies as part of its principal investment strategies and may also invest in common stocks of small capitalization companies as part of its non-principal investment strategies, while the Multifactor U.S. Equity invests in common stocks of large, medium, and small capitalization companies as part of its principal investment strategies. For a more detailed description of the differences in the Funds’ principal investment strategies and risks, see “COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF U.S. LARGE CAP AND MULTIFACTOR EQUITY FUNDS.”

Investment Overlap. As of September 30, 2017, approximately 90% of the U.S. Large Cap Equity’s holdings overlapped the holdings of the Multifactor U.S. Equity, but due to differences in portfolio security weightings, it is anticipated that about 39% of the U.S. Large Cap Equity’s securities would be sold following the Reorganization.

No Dilution. The Board considered RIM’s statement that because the Reorganization would be effected on the basis of the relative net asset values of the Funds, there will be no dilution of the interests of either Fund’s shareholders. In this regard, U.S. Large Cap Equity shareholders will receive shares of the Multifactor U.S. Equity with the same aggregate net asset value as their U.S. Large Cap Equity shares immediately prior to the Reorganization. The value of the Multifactor U.S. Equity shares held by Multifactor U.S. Equity shareholders will be the same as the value of their shares immediately prior to the Reorganization.

Decreased Fund Operating Expenses and Investment Advisory Fees. The expense ratio of each class of shares of the Multifactor U.S. Equity to be received by U.S. Large Cap Equity shareholders in the Reorganization is lower than the expense ratio of the corresponding class of the U.S. Large Cap Equity. Moreover, the current contractual expense cap for the Multifactor U.S. Equity is lower than that of the U.S. Large Cap Equity. The investment advisory fee for the U.S. Large Cap Equity includes breakpoints (i.e., reductions in the investment advisory fee as assets grow to specified levels) but the investment advisory fee for the Multifactor U.S. Equity does not include breakpoints. In considering the Fund’s investment advisory fees, the Board took into account RIM’s expectation that assets of the U.S. Large Cap Equity will decline rather than grow. Moreover, RIM noted that the investment advisory fee of the Multifactor U.S. Equity was lower than the U.S. Large Cap Equity’s first breakpoint.

Investment Performance. The Board considered information provided by RIM regarding the performance of the U.S. Large Cap Equity and the Multifactor U.S. Equity, including information indicating that the Multifactor U.S. Equity has had better historical total return performance than the U.S. Large Cap Equity on an annualized basis. The Board also considered RIM’s statement that the Multifactor U.S. Equity had outperformed the U.S. Large Cap Equity over each of the one- and three-year periods ended September 30, 2017. For additional information regarding the performance of the U.S. Large Cap Equity and the Multifactor U.S. Equity, see the “COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF U.S. LARGE CAP EQUITY AND MULTIFACTOR U.S. EQUITY – Performance” section of the Information Statement/Prospectus.

Growth Prospects. RIM expects that the assets of the Multifactor U.S. Equity will continue to grow because the Financial Institution has expressed its intention to continue to direct client assets to the Multifactor U.S. Equity rather than the U.S. Large Cap Equity. Moreover, RIM expects the assets of the U.S. Large Cap Equity to decline further as additional assets are reallocated over time by the Financial Institution from the U.S. Large Cap Equity to the Multifactor U.S. Equity and in light of the unavailability of other distribution options for the U.S. Large Cap Equity.

Continuity in Service Providers. If the Reorganization is completed, the Multifactor U.S. Equity will be managed by RIM. RIM currently is the investment adviser for both the U.S. Large Cap Equity and the Multifactor U.S. Equity, although the U.S. Large Cap Equity employs a multi-manager, multi-strategy structure while the Multifactor U.S. Equity is directly managed by RIM. In the case of the U.S. Large Cap Equity, RIM selects, subject to the approval of the Fund’s Board, unaffiliated money managers (“Money Managers”) for the Fund and allocates Fund assets among those Money Managers to select individual portfolio instruments for their assigned assets. However, RIM designs the investment program and manages the overall exposures, including investment style exposures, for both Funds, notwithstanding the different structures, and manages the U.S. Large Cap Equity’s cash balances and, to the extent not allocated to Money Managers, may manage a portion of the U.S. Large Cap Equity’s assets directly. The distributor, administrator, transfer agent, custodian, auditors, and legal counsel will remain unchanged.

Tax-Free Reorganization. The Reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes such that no gain or loss will be recognized by the Funds or their shareholders for federal income tax purposes solely as a result of the Reorganization itself, although U.S. Large Cap Equity shareholders will receive capital gains distributions prior to the Reorganization and the U.S. Large Cap Equity will transfer unrealized capital gains to the Multifactor U.S. Equity, as described below. The Reorganization, therefore, would provide an opportunity for shareholders who participate in the Reorganization to do so on a tax-free basis. A liquidation of the U.S. Large Cap Equity, by contrast, would entail a taxable event for all U.S. Large Cap Equity shareholders. If the Reorganization is not consummated, RIM informed the Board that it likely would propose a liquidation of the U.S. Large Cap Equity. For more information, see “INFORMATION ABOUT THE PLAN OF REORGANIZATION.”

Capital Gains. RIM informed the Board that the U.S. Large Cap Equity’s realized capital gains, which were $27 million as of September 29, 2017, would be distributed to U.S. Large Cap Equity shareholders prior to the Reorganization, and that the U.S. Large Cap Equity’s unrealized capital gains, which were $29 million as of September 29, 2017, would be transferred to the Multifactor U.S. Equity. RIM believes that, while the transfer of the unrealized capital gains to the Multifactor U.S. Equity has a potential future negative impact to shareholders of the Multifactor U.S. Equity, any potential future impact would not be material on a per-share basis as the amount of the unrealized gains is small and would be spread across a larger shareholder base post-Reorganization.

Costs of the Reorganization. The Board considered RIM’s statement that in light of the current expense cap that is in place for the U.S. Large Cap Equity, RIM, or an affiliate, ultimately will pay the U.S. Large Cap Equity’s Reorganization-related costs. As such, RIM agreed to directly pay the audit fees, legal fees, and mailing costs associated with the Reorganization that may have otherwise been borne by the U.S. Large Cap Equity and reimbursed by RIM under the expense cap arrangement. With respect to the Multifactor U.S. Equity, RIM informed the Board that, to the extent the Reorganization directly benefits the Multifactor U.S. Equity through reduced expenses, the Multifactor U.S. Equity will bear Reorganization-related transaction costs. If “hard” transaction costs incurred by the Multifactor U.S. Equity in connection with the consummation of the Reorganization exceed the net estimated annualized reduction in expenses to the Multifactor U.S. Equity (i.e., the amount of expense benefit that accrues to the Multifactor U.S. Equity after taking into account its direct expense cap), RIM will reimburse the Multifactor U.S. Equity for any hard Reorganization costs that exceed the amount of such expense benefit.

Sale of Securities by Multifactor U.S. Equity. Due to differences in portfolio security weightings in the U.S. Large Cap Equity and the Multifactor U.S. Equity, it is anticipated that about 39% of the U.S. Large Cap Equity’s securities would be sold following the Reorganization. The Board considered that transaction costs would be incurred by the Multifactor U.S. Equity (up to the amount of expense benefits of the Reorganization) following the Reorganization in connection with this sale of securities. RIM informed the Board that the transaction costs are estimated to be approximately 0.01% of the assets under management of the Multifactor U.S. Equity after the consummation of the Reorganization.

Benefits to RIM. The Board requested, and RIM provided, a description of any benefits to be realized by RIM in connection with the Reorganization. Among other things, the Board considered RIM’s statement, accompanied by supporting information, that the reorganization of the multi-manager, multi-strategy U.S. Large Cap Equity into the directly-managed Multifactor U.S. Equity would not materially increase RIM’s profitability with respect to either current U.S. Large Cap Equity assets or with respect to its management of the Multifactor U.S. Equity (based on the combined assets of the U.S. Large Cap Equity and Multifactor U.S. Equity). In this regard, RIM, as a fiduciary of the U.S. Large Cap Equity, pays the U.S. Large Cap Equity Money Managers’ fees out of the investment advisory fee paid by the U.S. Large Cap Equity to RIM. The remainder of the U.S. Large Cap Equity investment advisory fee is retained by RIM as compensation for its services to the U.S. Large Cap Equity and to pay expenses. With regard to other possible benefits, RIM informed the Board that the Reorganization would eliminate its obligations under the current contractual expense waiver in place for the U.S. Large Cap Equity and, under certain circumstances, could decrease its obligations under the current contractual expense waiver in place for the Multifactor U.S. Equity. RIM, however, informed the Board that the net financial impact of the Reorganization to RIM is estimated to be negative in the first year and slightly positive in subsequent years based on current facts and circumstances.

Based upon their evaluation of the relevant information presented to them and in light of their fiduciary duties under federal and state law, the Trustees of the Board, including all of the Independent Trustees, on behalf of the U.S. Large Cap Equity and the Multifactor U.S. Equity, concluded that participating in the Reorganization is in the best interests of each of the U.S. Large Cap Equity and the Multifactor U.S. Equity and that no dilution of value would result to the respective shareholders of the Funds from the Reorganization. The Board unanimously approved the Reorganization at the December Meeting.

INFORMATION ABOUT THE PLAN OF REORGANIZATION

The following is a summary of the Plan of Reorganization. It is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as Exhibit A.

It is expected that the Reorganization will be consummated shortly after the various conditions to the obligations of each of the parties are satisfied (see “Conditions Precedent to Closing”). Consummation of the Reorganization (the “Closing of the Reorganization”) is expected to occur on or about April 27, 2018, or such other date as is agreed to by the Funds, on the basis of values calculated as of the close of regular trading on the NYSE on April 27, 2018. U.S. Large Cap Equity will be closed to investment by new and existing shareholders as of the close of business on April 25, 2018, and no purchases of U.S. Large Cap Equity’s shares will be allowed after that time. The Plan may be terminated at any time by either Fund by action of the Board, but only if, in the judgment of the Board, such action is in the best interest of such Fund. The Board has delegated to the officers of each Fund the authority to make immaterial amendments, modifications or supplements to the Plan of Reorganization, provided that no such amendment, modification or supplement may have the effect of changing the provisions for the number of shares of Multifactor U.S. Equity to be issued to Shareholders of U.S. Large Cap Equity under the Plan to the detriment of such Shareholders without their further approval.

The Plan provides that all of the assets of U.S. Large Cap Equity will be transferred to Multifactor U.S. Equity, which will assume all of U.S. Large Cap Equity’s liabilities. U.S. Large Cap Equity Class A, C and S Shareholders will receive a number of Class A, C and S Shares, respectively, of Multifactor U.S. Equity with the same aggregate net asset value as the Class A, C and S Shares, respectively, of U.S. Large Cap Equity held at the Closing, as defined in the Plan, of the Reorganization. In addition to the Class A, C and S Shares, each U.S.

Large Cap Equity Shareholder will have a right to receive any declared and unpaid dividends or other distributions. Following the Reorganization, Shareholders of U.S. Large Cap Equity will be shareholders of Multifactor U.S. Equity. U.S. Large Cap Equity’s Shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of shares of Multifactor U.S. Equity.

The Plan provides that U.S. Large Cap Equity will declare a dividend and/or capital gain distribution prior to the Reorganization which, together with all previous distributions, will have the effect of distributing to the Shareholders of U.S. Large Cap Equity all of their investment company taxable income, net capital gain and net tax-exempt interest income, if any, realized by U.S. Large Cap Equity up to and including the Closing Date, as defined in the Plan, of the Reorganization. Dividends and capital gain distributions generally will be taxable to shareholders who are subject to federal income taxation.

Conditions Precedent to Consummation of the Reorganization

The Reorganization is subject to a number of conditions, including the following: (1) the receipt of certain legal opinions described in the Plan; (2) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (3) the parties’ performance in all material respects of their agreements and undertakings in the Plan.

Tax Considerations

It is anticipated that the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. Multifactor U.S. Equity and U.S. Large Cap Equity will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes:

(1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2) the Shareholders will recognize no gain or loss on their receipt of voting shares of Multifactor U.S. Equity solely in exchange for their voting shares of U.S. Large Cap Equity pursuant to the Reorganization;

(3) U.S. Large Cap Equity will not recognize gain or loss on the transfer of all of its assets to Multifactor U.S. Equity solely in exchange for voting shares of Multifactor U.S. Equity and the assumption by Multifactor U.S. Equity of U.S. Large Cap Equity’s Liabilities pursuant to the Reorganization, except that U.S. Large Cap Equity may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4) U.S. Large Cap Equity will not recognize gain or loss on its distribution of the voting shares of Multifactor U.S. Equity to its Shareholders pursuant to the liquidation of U.S. Large Cap Equity;

(5) Multifactor U.S. Equity will not recognize gain or loss on its acquisition of all of the assets of U.S. Large Cap Equity solely in exchange for voting shares of Multifactor U.S. Equity and the assumption by Multifactor U.S. Equity of U.S. Large Cap Equity’s liabilities;

(6) the aggregate tax basis of the voting shares of Multifactor U.S. Equity received by each of U.S. Large Cap Equity’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of U.S. Large Cap Equity surrendered in exchange therefor;

(7) the holding period of the voting shares of Multifactor U.S. Equity received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of U.S. Large Cap Equity exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8) Multifactor U.S. Equity’s basis in the assets of U.S. Large Cap Equity received pursuant to the Reorganization will equal U.S. Large Cap Equity’s basis in the assets immediately before the Reorganization; and

(9) Multifactor U.S. Equity’s holding period in U.S. Large Cap Equity’s assets received pursuant to the Reorganization will include the period during which U.S. Large Cap Equity held the assets (except where investment activities of Multifactor U.S. Equity have the effect of reducing or eliminating a holding period with respect to an asset).

It is possible that the IRS could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Shareholders of U.S. Large Cap Equity should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

While the transfer of any unrealized capital gains from U.S. Large Cap Equity to Multifactor U.S. Equity as a result of the Reorganization has a potential future negative impact to shareholders of Multifactor U.S. Equity, any potential impact is not expected to be material on a per-share basis.

The Reorganization is not expected to have a significant adverse impact with respect to the Funds’ use of tax loss carryforwards, current year losses, or built-in losses. However, the impact (if any) of the Reorganization on such attributes will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Costs of the Reorganization

During the course of the Board’s deliberations, RIM informed the Board that costs related to the sale of securities from U.S. Large Cap Equity’s portfolio that will not be retained by Multifactor U.S. Equity will be borne by Multifactor U.S. Equity shareholders and U.S. Large Cap Equity Fund Shareholders who do not redeem or exchange their shares of U.S. Large Cap Equity prior to the Reorganization. Further, to the extent that the Reorganization directly benefits Multifactor U.S. Equity through reduced expenses, transaction expenses will be borne by Multifactor U.S. Equity. If the hard transaction costs (i.e., transaction costs of the Reorganization and other fees charged by the custodian) incurred by Multifactor U.S. Equity in connection with the consummation of the Reorganization exceed the net estimated annualized reduction in expenses to Multifactor U.S. Equity (i.e., the amount of the expense benefit that accrues to Multifactor U.S. Equity after taking into account Multifactor U.S. Equity’s direct Fund-level expense cap), RIM, the investment adviser to each of Multifactor U.S. Equity and U.S. Large Cap Equity, will reimburse Multifactor U.S. Equity for any hard transaction costs that exceed the amount of such expense benefit. RIM has agreed to pay the audit fees, legal fees and mailing costs associated with the Reorganization. RIM estimates that such costs will be approximately $150,000. Based on a 90% estimated overlap between U.S. Large Cap Equity’s and Multifactor U.S. Equity’s portfolios as of September 2017, it is estimated that approximately 39% of U.S. Large Cap Equity’s holdings would be sold following the Reorganization. Among other reasons, Multifactor U.S. Equity expects to sell certain holdings of U.S. Large Cap Equity following the Reorganization to maintain Multifactor U.S. Equity’s desired exposure to certain investments held by both Multifactor U.S. Equity and U.S. Large Cap Equity prior to the Reorganization. It is expected that sales of U.S. Large Cap Equity’s portfolio securities by Multifactor U.S. Equity in connection with the Reorganization will result in capital gains of approximately $18.1 million (approximately $1.87 per share), calculated as of September 27, 2017. Any net gains with respect to such sales may be distributed to shareholders in taxable distributions.

Accounting Survivor

Multifactor U.S. Equity Fund will be the accounting survivor of the Reorganization.

Description of the Shares of Multifactor U.S. Equity

RIC issues shares of beneficial interest divisible into an unlimited number of sub-trusts, each of which sub-trusts is a separate trust under Massachusetts law, and the sub-trusts’ shares may be offered in multiple classes. As of the date of this Information Statement/Prospectus, Multifactor U.S. Equity offers Class A, C and S Shares. Shares of each class of a sub-trust, including Multifactor U.S. Equity’s Class A, C and S Shares, represent proportionate interests in the assets of the specific sub-trust attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the sub-trust. Shares of each class of a sub-trust are entitled to such dividends and distributions earned on the assets belonging to the sub-trust as may be declared by the Board. Shares of each class of a sub-trust have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a sub-trust has one vote; there are no cumulative voting rights.

As a result of the Reorganization, Class A, C and S Shares of Multifactor U.S. Equity will be issued to Class A, C and S Shareholders, respectively, of U.S. Large Cap Equity in accordance with the procedures under the Plan as described above. Each Multifactor U.S. Equity share issued will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, have no preemptive or conversion rights and be transferable upon the books of Multifactor U.S. Equity. In accordance with Multifactor U.S. Equity’s normal procedures as specified in its prospectuses, Multifactor U.S. Equity will not issue certificates for shares of beneficial interest to former Shareholders of U.S. Large Cap Equity. As of the Closing of the Reorganization, any and all certificates representing shares of U.S. Large Cap Equity shall be deemed to represent an interest of the Shareholder in the Class A, C and S Shares, as applicable, of Multifactor U.S. Equity issued to the Shareholder in the Reorganization. If a certificate for Class A, C and S Shares of U.S. Large Cap Equity is outstanding, a new certificate for Class A, C and S Shares, as applicable, of Multifactor U.S. Equity issued in the Reorganization will not be issued.

As shareholders of Multifactor U.S. Equity, former Shareholders of U.S. Large Cap Equity will generally have the same voting rights and rights upon dissolution with respect to Multifactor U.S. Equity as they currently have with respect to U.S. Large Cap Equity.

The terms of RIC’s Third Amended and Restated Master Trust Agreement, as amended (the “Trust Agreement”), do not confer upon Shareholders of U.S. Large Cap Equity any appraisal rights. However, after the Closing of the Reorganization, such Shareholders may redeem their shares in Multifactor U.S. Equity at net asset value or exchange their Multifactor U.S. Equity shares into shares of certain other sub-trusts of RIC as described in the attached prospectus.

RIC is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust Agreement contains an express disclaimer of shareholder liability for acts or obligations of RIC and provides for indemnification and reimbursement of expenses out of RIC’s property for any shareholder held personally liable for the obligations of RIC. The Trust Agreement also provides that RIC may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of RIC, the shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a Shareholder incurring financial loss on account of shareholder liability is also limited to circumstances in which both inadequate insurance exists and RIC itself is unable to meet its obligations.

Under Massachusetts law, RIC is not required to hold Shareholder annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment objectives or restrictions, approving a new investment advisory agreement or any other matters which are required to be acted on by shareholders under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, a meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders such as that provided in Section 16(c) of the 1940 Act.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the “Disclosure of Portfolio Holdings” section of the Funds’ Statements of Additional Information (“SAI”), which is incorporated by reference. Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russellinvestments.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website following each month end. Such disclosure will be available no sooner than 5 business days after trade date. Disclosure of a Fund’s top ten portfolio holdings will be available on the Funds’ website no later than 15 calendar days after each month end.

Capitalization

The following table sets forth, as of January 16, 2018, the capitalization of Multifactor U.S. Equity, U.S. Large Cap Equity, and the pro forma capitalization of Multifactor U.S. Equity as adjusted to give effect to the Reorganization. The capitalization of Multifactor U.S. Equity is likely to be different when the Reorganization is consummated.

	Multifactor U.S. Equity	U.S. Large Cap Equity	Pro Forma Adjustments	Multifactor U.S. Equity Pro Forma
Net Asset Value, offering and redemption price per share:
Class A:
Net asset value per share (b) (c)	$13.60	$11.48	($11.48)	$13.60
Net assets	$100	$10,596,541		$10,596,641
Offering Price	$14.43	$12.18	($12.18)	$14.43
Shares outstanding ($.01 par value) (a)	7	922,920	(143,762)	779,165
Class C:
Net asset value per share (b) (c)	$13.60	$11.42	($11.42)	$13.60
Net assets	$100	$1,533,990		$1,534,090
Shares outstanding ($.01 par value) (a)	7	134,270	(21,476)	112,801
Class S:
Net asset value per share (c)	$13.60	$11.54	(11.54)	$13.60
Net assets	$256,013,950	$98,085,053		$354,099,003
Shares outstanding ($.01 par value) (a)	18,826,818	8,501,956	(1,289,820)	26,038,954

(a)	Pro Forma shares outstanding to reflect the impact of the higher Net Asset Value per share of the Multifactor U.S. Equity Fund.
(b)	U.S. Large Cap Equity Share Classes A and C will move to Multifactor U.S. Equity Fund Classes A and C, respectively, which will be launched in conjunction with the Reorganization.
(c)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

GENERAL INFORMATION

The Investment Adviser

The Funds’ investment adviser is RIM, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2017, managed over $40.2 billion in 43 mutual fund portfolios. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., a Cayman company through which the limited partners of certain private equity funds affiliated with TA Associates indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital indirectly hold a significant minority ownership interest in Russell Investments along with Russell Investments management. Members of Russell Investments’ management also hold minority positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.

Beneficial Owners

As of December 31, 2017, the officers and Trustees, including the nominees, of RIC as a group beneficially owned less than 1% of the shares of each class of each Fund’s outstanding on such date. As of January 31, 2018, to the best of RIC’s knowledge, no person owned beneficially more than 5% of any class of each Fund, except for the following:

FUND NAME & CLASS OF SHARES	NAME & ADDRESS OF BENEFICIAL OWNER	PERCENTAGE OF CLASS OWNED
MULTIFACTOR U.S. EQUITY FUND CLASS M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	34.36%
MULTIFACTOR U.S. EQUITY FUND CLASS M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	65.64%
MULTIFACTOR U.S. EQUITY FUND CLASS R6	RUSSELL INVESTMENT MANAGEMENT LLC ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814	100.00%
MULTIFACTOR U.S. EQUITY FUND CLASS S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.16%
MULTIFACTOR U.S. EQUITY FUND CLASS S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	90.35%
MULTIFACTOR U.S. EQUITY FUND CLASS Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	6.98%
MULTIFACTOR U.S. EQUITY FUND CLASS Y	EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	8.54%

FUND NAME & CLASS OF SHARES	NAME & ADDRESS OF BENEFICIAL OWNER	PERCENTAGE OF CLASS OWNED
MULTIFACTOR U.S. EQUITY FUND CLASS Y	GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	30.10%
MULTIFACTOR U.S. EQUITY FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	47.15%
U.S. LARGE CAP EQUITY FUND CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	96.07%
U.S. LARGE CAP EQUITY FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	10.49%
U.S. LARGE CAP EQUITY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	20.55%
U.S. LARGE CAP EQUITY FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	67.24%
U.S. LARGE CAP EQUITY FUND CLASS S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	96.01%

As of December 31, 2017, none of the Independent Trustees (or their immediate family members) had share ownership in securities of RIC’s investment adviser, Money Managers, or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

Dividends and Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, for both U.S. Large Cap Equity and Multifactor U.S. Equity, the Board intends to declare dividends from net investment income, if any, quarterly (April, July, October and December).

After the Reorganization, the Board intends to continue to declare dividends from net investment income, if any, for Multifactor U.S. Equity, on a quarterly basis.

An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

Annual Report

The Funds’ most recent audited financial statements and Annual Report, for the fiscal year ended October 31, 2017, have been previously mailed to Shareholders, and are available free of charge.

If you have not received an Annual Report for U.S. Large Cap Equity or Multifactor U.S. Equity, or would like to receive additional copies, free of charge, please contact your financial intermediary or contact RIC by mailing a request to Russell Investment Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, or by calling 1-800-787-7354.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Information Statement/Prospectus will be sent to shareholders at the same address. If you would like to receive a separate copy of this Information Statement/Prospectus, please contact your Financial Intermediary. If you currently receive multiple copies of fund documentation and would like to request to receive a single copy of documents in the future, please call your Financial Intermediary.

INFORMATION ABOUT RIC AND THE FUNDS

RIC is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the Securities and Exchange Commission. These materials may be inspected and copied, at prescribed rates, at the Public Reference Facilities maintained by the Securities and Exchange Commission at 100 F Street NE, Washington, DC 20549. Information may also be obtained from the Internet Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.

SHAREHOLDER INFORMATION

The following information applies to U.S. Large Cap Equity and Multifactor U.S. Equity.

Choosing a Class of Shares to Buy

The Funds offer more than one Class of Shares. Each Class of Shares has different sales charges and expenses, allowing you to choose the Class that best meets your needs. Each Class of Shares is offered by one or more Financial Intermediaries. A Financial Intermediary may choose to offer a particular Class of Shares based on, among other factors, its assessment of the appropriateness of a Class’ attributes in light of its customer base. Your Financial Intermediary may not offer all of the Classes of Shares offered in this Prospectus and, therefore, you may not benefit from certain Fund policies, including those regarding sales charge waivers and reduction of sales charges through reinstatement, rights of accumulation, letters of intent and share class conversions. You may need to invest through another Financial Intermediary in order to take advantage of these Fund policies. Please contact your Financial Intermediary to determine which Classes of Shares your Financial Intermediary offers. For more information about the Financial Intermediaries that currently offer Shares of the Funds, please call 800-787-7354 for assistance in contacting an investment professional near you.

Comparing the Funds’ Classes

Your Financial Intermediary can help you decide which Class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which Class of Shares you choose.

Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class and other factors that may be relevant to your decision as to which Class of Shares to buy.

Share Class	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fees	Annual Shareholder Service Fees
Class A	Up to 3.75% for the fixed income Funds and up to 5.75% for the other Funds (as set forth below); reduced, waived or deferred for large purchases and certain investors	1.00% on redemptions of Class A Shares made within 12 months of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor	0.25% of average daily assets	None
Class C	None	None	0.75% of average daily assets	0.25% of average daily assets
Class E	None	None	None	0.25% of average daily assets
Class M	None	None	None	None
Class P	None	None	None	None
Class R6	None	None	None	None
Class S	None	None	None	None
Class T	Up to 2.50% for all Funds	None	0.25% of average daily assets	None
Class Y	None	None	None	None

Front-End Sales Charges:

Class C, E, M, P, R6, S, and Y Shares

Class C, E, M, P, R6, S, and Y Shares of the Funds are sold without a front-end sales charge.

Class A and Class T Shares

Class A and Class T Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. With respect to Class A shares, you pay a lower front-end sales charge as the size of your investment increases to certain levels. With respect to Class A Shares, you do not pay a front-end sales charge on the Funds’ distributions of dividends or capital gains you reinvest in additional Class A Shares of the same Fund or another

RIC Fund. With respect to Class T Shares, you do not pay a front-end sales charge on the Funds’ distributions of dividends or capital gains you reinvest in additional Class T Shares of the same Fund but may pay a front-end sales charge if you reinvest such proceeds in another RIC Fund.

The tables below show the rate of front-end sales charge that you pay, depending on the amount of your investment or transaction. The tables below also show the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A and Class T Shares. Financial Intermediaries may also receive the distribution fee payable on Class A and Class T Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A and Class T Shares serviced by them.

Class A Shares

Front-End Sales Charges for Class A Shares	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Investment	Offering Price	Net amount Invested
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	-0-	-0-	up to 1.00%

Class T Shares

Front-End Sales Charges for Class T Shares	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Transaction	Offering Price	Net amount Invested
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or more	1.00%	1.01%	1.00%

Investments of $1,000,000 or more (Class A Shares). With respect to Class A Shares, you do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Additional information on commissions paid to your Financial Intermediary on purchases of $1,000,000 or more is available in the Funds’ Statement of Additional Information.

Reducing Your Front-End Sales Charge (Class A Shares). To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed. Your Financial Intermediary may require certain records, such as account statements, to verify that the purchase qualifies for a reduced front-end sales charge. Additionally, you should retain any records necessary to substantiate historical costs of your Class A Share purchases because the Funds, RIFUS and your Financial Intermediary may not maintain this information.

Front-end Sales Charge Waivers (Class A Shares). Purchases of Class A Shares may be made at net asset value without a front-end or deferred sales charge in the following circumstances. There is no commission paid to Financial Intermediaries for Class A Shares purchased under the following circumstances:

1.	Sales to RIC trustees and employees of Russell Investments (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons

2.	Sales to current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class A Shares of the Funds and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative

3.	Accounts managed by a member of Russell Investments

Prior to March 1, 2016, sales of Class A Shares to multi-participant employer sponsored Defined Contribution plans held in plan level accounts, excluding SEP IRAs and SIMPLE IRAs, qualified for a front-end sales charge waiver. Sales of Class A Shares to plans that previously purchased, and continue to hold, Class A Shares without a front-end sales charge pursuant to this waiver may continue to qualify for the waiver if the policies and procedures of your Financial Intermediary provide for the continued application of the waiver. Please contact your Financial Intermediary for more information.

Moving Between Accounts (Class A Shares). Under certain circumstances, if supported by your Financial Intermediary, you may transfer Class A Shares of a Fund from an account with one registration to an account with another registration within 90 days without incurring a front-end sales charge. For example, you may transfer Shares without paying a front-end sales load in the following cases:

•	From a non-retirement account to an IRA or other individual retirement account

•	From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account

In some cases, due to operational limitations or reporting requirements, your Financial Intermediary must redeem Shares from one account and purchase Shares in another account to achieve this type of transfer.

If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary.

Aggregated Investments (Class A Shares). The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:

The following accounts owned by you and/or a member of your immediate family (as defined below):

a.	Accounts held individually or jointly

b.	Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act

c.	IRA accounts, certain single participant retirement plan accounts, and SEP IRA, SIMPLE IRA or similar accounts held in individual registration.

d.	Solely controlled business accounts

e.	Trust accounts benefiting you or a member of your immediate family

For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.

Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

You may only combine accounts held with one Financial Intermediary for purposes of aggregated investments.

Rights of Accumulation (“ROA”) (Class A Shares). Subject to the limitations described in the aggregation policy, you may combine current purchases of any RIC Fund with your existing holdings of all RIC Funds to determine your current front-end sales charge for Class A Shares. Subject to your Financial Intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.

Letter of Intent (“LOI”) (Class A Shares). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds you intend to make over a 13-month period with the market value of your current RIC Fund holdings to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any Shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, Shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Class A Shares of the Funds held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.

Exchange Privilege (Class A Shares). Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.

Reinstatement Privilege (Class A Shares). You may reinvest proceeds from a redemption or distribution of Class A Shares into Class A Shares of any RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date and the proceeds are invested in any related account eligible to be aggregated for Rights of Accumulation purposes. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. For purposes of this Reinstatement Privilege, automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing individual retirement plan contributions are not eligible for reinstatement without a sales charge. The privilege may not be exercised if proceeds are subject to a purchase restriction as described in the section entitled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary.

Information about sales charges and sale charge waivers is available free of charge, on the Funds’ website at https://russellinvestments.com.

More About Deferred Sales Charges

You do not pay a front-end sales charge when you buy $1,000,000 or more of Class A Shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The 1.00% is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Shares you have held the longest. Exchanges between Class A Shares you own in one Fund for the same Class of any other Fund are not subject to a deferred sales charge; however, you will pay a deferred sales charge of 1.00% upon redemption if you redeem Class A Shares within one year of your original purchase.

The deferred sales charge may be waived on:

•	shares sold within 12 months following the death or disability of a shareholder

•	redemptions made in connection with the minimum required distribution from retirement plans or IRAs upon the attainment of age 70 1/2

•	a systematic withdrawal plan equaling no more than 1% of the account value per any monthly redemption

•	involuntary redemptions

•	redemptions to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise

All waivers of deferred sales charges are subject to confirmation of your status or holdings.

If you want to learn more about deferred sales charges, contact your Financial Intermediary.

Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries

The Funds offer multiple Classes of Shares: Class A, Class C, Class E, Class M, Class P, Class R6, Class S, Class T and Class Y Shares. Class A and Class T Shares are discussed in the sections entitled “Choosing a Class of Shares to Buy,” “Front-End Sales Charges,” and “More about Deferred Sales Charges.”

Class A Shares participate in the Funds’ Rule 12b-1 distribution plan. Under the distribution plan, the Funds’ Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. The distribution fees are paid out of the Funds’ Class A Shares assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class C Shares participate in the Funds’ Rule 12b-1 distribution plan and in the Funds’ shareholder services plan. Under the distribution plan, the Funds’ Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder services plan, the Funds’ Class C Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class C shareholders. Because both of these fees are paid out of the Funds’ Class C Share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class C Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class E Shares participate in the Funds’ shareholder services plan. Under the shareholder services plan, the Funds’ Class E Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder services fees are paid out of the Funds’ Class E Share assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds.

Class T Shares participate in the Funds’ Rule 12b-1 distribution and shareholder services plan. The Class T Shares pay 0.25% annually for the sale and distribution of Class T Shares but do not pay shareholder services fees on an annual basis for services provided to Class T shareholders. Because these fees are paid out of the Class T Share assets on an ongoing basis, over time these fees will increase the cost of an investment in Class T Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class M, Class P, Class R6, Class S and Class Y Shares do not participate in either the Funds’ distribution plan or the Funds’ shareholder services plan.

Pursuant to the Funds’ Rule 12b-1 distribution and shareholder services plans, Financial Intermediaries may receive: distribution compensation from the Funds’ Distributor with respect to Class A and Class T Shares of the Funds; distribution compensation and shareholder services compensation from the Funds’ Distributor with respect to Class C Shares; and/or shareholder services compensation from the Funds’ Distributor with respect to Class E Shares of the Funds. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

In addition to the foregoing payments, the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay for services such as marketing support, education and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

RIFUS may also make cash payments, from its own resources, to key Financial Intermediaries and their service providers (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay for services such as account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

The Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Funds’ Distributor also offers them a range of complimentary software tools and educational services. The Funds’ Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIM.

The Funds’ Distributor may sponsor sales programs for its registered representatives in which cash incentives are offered to such registered representatives in connection with the sale of certain Funds’ Shares by Financial Intermediaries over various periods of time. Such cash incentives would be paid from the Funds’ Distributor’s own resources.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.

Additional Information about How to Purchase Shares

Unless you are eligible to participate in a Russell Investments employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

Class E and Class S Shares may only be purchased by:

(1) clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, or other similar fee for their services for the shareholder account in which the Class E or Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a brokerage commission or other similar fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;

(2) employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEP IRA, SIMPLE IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;

(3) clients of Financial Intermediaries who are members of Russell Investments;

(4) individuals pursuant to employee investment programs of Russell Investments or its affiliates; or

(5) current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class E or Class S Shares of the Funds and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

Class R6 Shares are available only to employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level accounts on behalf of participants. Class R6 Shares are not available for any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEP-IRAs, SAR-SEPs, SIMPLE IRAs, individual 401(k) or individual 403(b) plan accounts.

Class M Shares may only be purchased by:

(1) clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, or other similar fee for their services for the shareholder account in which the Class M Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a brokerage commission or other similar fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest; or

(2) current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class M Shares of the Funds and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

In addition, Class M Shares are available only to shareholders who transact on or through advisory platforms that provide limited services to shareholders and charge a transaction fee to shareholders for transactions in Shares of the Funds.

Class P Shares are available for purchase through certain Financial Intermediaries that have agreements with the Funds’ Distributor to offer Class P Shares. Such Financial Intermediaries may include broker-dealers as well as Financial Intermediaries who charge an advisory fee or other similar fee for their services. A shareholder purchasing Class P Shares through a broker-dealer may be required to pay a commission and/or other forms of compensation to the broker-dealer. Please contact your Financial Intermediary to determine whether your Financial Intermediary offers Class P Shares and to obtain additional information regarding any commissions or other forms of compensation associated with the purchase of Class P Shares.

The Funds generally do not have the ability to enforce these limitations on access to Share Classes with eligibility requirements. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Share Classes with eligibility requirements available to those categories of investors listed above that qualify for access to such Share Classes. However, the Funds will not knowingly sell Share Classes with eligibility requirements to any investor not meeting one of the foregoing criteria.

There is currently no required minimum initial investment for Class A, Class C, Class E, Class M, Class P, Class R6, Class S or Class T Shares of the Funds. However, each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.

For Class Y Shares, there is a $10 million required minimum initial investment for each account in the Funds. However, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds, (ii) for investment companies that have entered into a contractual arrangement with a Fund or its service providers to acquire Class Y Shares or (iii) shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.

If a Fund detects a pattern of trading that appears to be designed to evade the minimum initial investment requirement for Class Y Shares, the Fund reserves the right to close the account(s). Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. Prior to closing an account, the Funds will provide reasonable notice and in certain cases, the Funds may offer an opportunity to increase the account balance. You may be eligible to purchase Shares if you do not meet the required initial minimum investment. You should consult your Financial Intermediary for details, which are summarized in the Funds’ Statement of Additional Information.

If you purchase, redeem, exchange, convert or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIM, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

You may purchase Shares through a Financial Intermediary on any business day of the Funds (defined as a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). Certain authorized Fund agents have entered into agreements with the Funds’ Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Funds on behalf of Financial Intermediaries. Some, but not all, Financial Intermediaries are Fund agents, and some, but not all, Fund agents are Financial Intermediaries. Purchase orders must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Any purchase order received after the purchase order cut-off time will be processed on the following business day at the next calculated net asset value per share. If the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day of the Funds and accept purchase orders until the normally-scheduled close of regular trading on the NYSE for that day, so long as the Funds’ management believes there remains an adequate market to meet purchase and redemption orders for that day. A Fund reserves the right to close, and therefore not accept purchase orders for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day. Because Financial Intermediaries and Fund agents may have earlier purchase order cut off times to allow them to deliver purchase orders to the Funds prior to the Funds’ order transmission cut off time, please ask your Financial Intermediary what the cut off time is.

You must place purchase orders for Fund Shares through a Financial Intermediary in U.S. dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement. For certain investment programs where your account is held directly with the Funds’ Transfer Agent, you must consult with the investment program to determine the requirements for investing. For such investment programs, cash, checks drawn on credit card accounts, cashiers checks, money orders, travelers checks and other cash equivalents will not be accepted by the Funds’ Transfer Agent.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Foreign Investors: A Financial Intermediary may offer and sell the Funds to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where a Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories.

Without the prior approval of a Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of a Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors. If you invest directly through the Funds and a foreign address is added onto your account, the Funds will not be able to accept additional purchases and will discontinue any automated purchases into the account.

Offering Dates and Times

For all Funds: Purchase orders must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Because Financial Intermediaries and Fund agents may have earlier purchase order cut off times to allow them to deliver purchase orders to the Funds prior to the Funds’ order transmission cut off time, please ask your Financial Intermediary what the cut off time is.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

If your account is held directly with the Funds, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Investments, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Investments, 30 Dan Road, Canton, MA 02021-2809

Automated Investment Program

Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. With the exception of initial purchases (in certain Share Classes), the Funds do not require minimum investment amounts or specific dates for automated purchases; however, your Financial Intermediary may set certain restrictions for this option. If you would like to establish an automated investment program or for further information, please contact your Financial Intermediary.

You may discontinue the automated investment program, or change the amount and timing of your investments by contacting your Financial Intermediary.

Exchange and Conversion Privilege:

How to Exchange or Convert Shares

Exchanges Between Funds. Depending on the Share Class you are invested in and your Financial Intermediary’s policies, you may exchange Shares you own in one Fund for Shares of any other Fund offered by RIC if you meet any applicable initial minimum investment and investor eligibility requirements stated in the Prospectus for that Fund. With respect to Class T Shares, you may only exchange Class T Shares you own in one Fund for Class T Shares of another Fund if you pay a front-end sales charge with respect to the Class T Shares of such other Fund. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Share Class Conversions. Depending on the Share Class you are invested in and your Financial Intermediary’s policies, you may convert certain Classes of Shares you own of a Fund for Shares of a different Class of Shares of that Fund. You must meet any applicable initial minimum investment requirement and investor eligibility requirements stated in the Prospectus or required by your Financial Intermediary.

Depending upon the policies of your Financial Intermediary, in certain circumstances you may convert Class A Shares to Class T Shares or Class C Shares to Class A or Class T Shares without the incurrence of a front-end sales charge.

Your Financial Intermediary must convert Class C Shares to Class A or Class T Shares without the incurrence of a front-end sales charge within ten years of your purchase of such Class C Shares. Class C Shares purchased prior to January 1, 2018 will be treated by the Funds as if they were purchased on January 1, 2018 for purposes of this conversion requirement. Your Financial Intermediary may have a different policy with respect to treatment of your purchase date for purposes of this conversion requirement.

Please contact your Financial Intermediary for information related to their conversion policies.

RIFUS believes that a conversion between Classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.

Contact your Financial Intermediary for assistance in exchanging or converting Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange or conversion in writing, please contact your Financial Intermediary.

For all Classes of Shares, exchanges and conversions must be made through your Financial Intermediary.

If your account is held directly with the Funds, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Investments, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Investments, 30 Dan Road, Canton, MA 02021-2809

Systematic Exchange Program

Your Financial Intermediary may offer a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other RIC Funds in an established account. With the exception of initial purchases (for certain Share Classes), the Funds do not require minimum exchange amounts or specific dates for systematic exchanges; however, your Financial Intermediary may set certain restrictions for this option. If you would like to establish a systematic exchange program or for further information, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

You may discontinue a systematic exchange program, or change the amount and timing of exchanges, by contacting your Financial Intermediary.

Right to Reject or Restrict Purchase and Exchange Orders

The Board has adopted frequent trading policies and procedures which are described below. The Funds will apply these policies uniformly. The Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders.

Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. A Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents (i.e., RIM or RIFUS) determine that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests.

In the event that a Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors. The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

Each Fund monitors for “substantive” round trip trades over a certain dollar threshold that each Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of Shares of a Fund within a rolling 60 day period. Each Fund permits two substantive round trip trades within a 60 day period.

While the Funds monitor for substantive trades over a certain dollar threshold, a Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.

If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase Shares of any Fund advised by RIM will be permanently revoked.

If the Funds do not have direct access to the shareholder’s account to implement the purchase revocation, the Funds will require the shareholder’s Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the shareholder’s Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Funds may accept an alternate trading restriction reasonably designed to protect the Funds from improper trading practices.

Any exception to the permanent revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Funds from improper trading practices, must be approved by the Funds’ Chief Compliance Officer (“CCO”).

The Funds, through their agents, will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.

In certain circumstances, with prior agreement between a Financial Intermediary and the Funds, the Funds may rely on a Financial Intermediary’s frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Any reliance by the Funds on a Financial Intermediary’s frequent trading policies must be approved by the Funds’ CCO after a determination that such policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Funds’ policies and procedures.

This policy will not apply to:

•	Money Market Funds. The Board of Trustees believes that it is unnecessary for any money market fund to have frequent trading policies because these funds may be used as short term investments.

•	Transactions in a Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. RIM and the Board of Trustees believe these transactions do not offer the opportunity for price arbitrage.

•	Institutional accounts, including but not limited to, foundations, endowments or defined benefit plans, where the transactions are a result of the characteristics of the account (e.g., donor directed activity or funding or disbursements of defined benefit plan payments) rather than a result of implementation of an investment strategy, so long as such transactions do not interfere with the efficient management of a Fund’s portfolio or are otherwise not in a Fund’s best interests.

•	Trading associated with asset allocated programs where the asset allocation has been developed by RIM or an affiliate of RIM and RIM has transparency into the amount of trading and the ability to monitor and assess the impact to the Funds or scheduled rebalancing of asset allocated programs based on set trading schedules within specified limits.

•	Systematic purchase or redemption programs, and transactions not directed by the shareholder or participant, such as payroll contributions and distribution reinvestments.

In applying the policy on limitations on trading activity, the Funds consider the information available at the time and reserve the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.

This policy will not affect any shareholder’s redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance. For Funds that use hedging strategies to ensure that each Fund is fully invested, maintenance of a higher level of cash balances would not decrease a Fund’s exposure to market moves but would decrease the proportion of the Fund that is actively managed.

Additionally, to the extent that a Fund invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair values of the foreign securities as of the valuation time. To the extent that a Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.

Because certain small capitalization equity securities may be traded infrequently, to the extent that a Fund invests significantly in small capitalization equity securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these small capitalization portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Funds will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Funds have the authority to request and analyze data on shareholders in omnibus accounts and will use their best efforts to enforce the policy described above, there may be limitations on the ability of the Funds to detect and curtail frequent trading practices and the Funds may still not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds or their agents will be able to identify each such shareholder in an omnibus account or curtail their trading practices.

Any exceptions to this policy may only be made by the CCO after a determination that the transaction does not constitute improper trading or other trading activity that may be harmful to the Funds.

Additional Information about How To Redeem Shares

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption orders must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Any redemption requests received after the redemption order cut-off time will be processed on the following business day at the next calculated net asset value per share. If the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day of the Funds and accept redemption orders until the normally-scheduled close of regular trading on the NYSE for that day, so long as the Funds’ management believes there remains an adequate market to meet purchase and redemption orders for that day. A Fund reserves the right to close, and therefore not accept redemption orders for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption Dates and Times

Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Funds prior to the Funds’ order transmission cut off time, please ask your Financial Intermediary what the cut off time is.

If your account is held directly with the Funds, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Investments, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Investments, 30 Dan Road, Canton, MA 02021-2809

Systematic Withdrawal Program

Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. The Funds do not require specific redemption amounts or specific dates for systematic withdrawals; however, your Financial Intermediary may set certain restrictions for this option. Please contact your Financial Intermediary for further information.

When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

For Class A Shares, if your Financial Intermediary was paid a commission by the Funds’ Distributor on your Class A Shares and you redeem those Class A Shares within one year of purchase, you may pay a deferred sales charge of 1%.

You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

Payment of Redemption Proceeds

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

When you redeem your Shares, a Fund will ordinarily pay your redemption proceeds to your Financial Intermediary for your benefit on the next business day after the Fund receives the redemption request in proper form or as otherwise requested by your Financial Intermediary. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary. For certain investment programs where your account is held directly with the Funds’ Transfer Agent, the length of time that the Funds typically pay redemption proceeds from redemption requests varies based on the method by which you elect to receive the proceeds. Your redemption proceeds will be paid in one of the following manners: (1) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record on the next business day after the Funds receive a redemption request in proper form; or (2) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System. Payment of redemption proceeds may take longer than the time the Funds typically expect and may take up to seven days, as permitted by law.

Under normal market conditions, the Funds expect to meet redemption orders by using holdings of cash/cash equivalents and/or proceeds from the sale of portfolio holdings. The Funds maintain cash reserves and RIM may increase or decrease a Fund’s cash reserves in anticipation of redemption activity. Under stressed market conditions, a Fund may be forced to sell securities in order to meet redemption requests, which may result in a Fund selling such securities at an inopportune time and/or for a price below the price a Fund would expect to receive under normal market conditions. While the Funds do not routinely use redemptions in-kind, each Fund reserves the right to use redemptions in-kind to manage the impact of larger redemptions on a Fund. See “OTHER INFORMATION ABOUT SHARE TRANSACTIONS – Redemption In-Kind,” below for additional information on a Fund’s use of redemptions in-kind.

Other Information about Share Transactions

Written Instructions

Written instructions must be in proper form as determined by your Financial Intermediary. For certain investment programs where your account is held directly with the Funds’ Transfer Agent, the Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:

•	The Fund name and account number

•	Details related to the transaction including type and amount

•	Signatures of all owners exactly as registered on the account

•	Any supporting legal documentation that may be required

If your account is held directly with the Funds, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Investments, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Investments, 30 Dan Road, Canton, MA 02021-2809

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature and helps protect your account against fraud or unauthorized transactions. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association with which you have a banking or investment relationship. A notary public cannot provide a signature guarantee. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

In-Kind Exchange of Securities

A Fund may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the appropriate Fund; have a readily ascertainable market value; be liquid; and not be subject to restrictions on resale.

Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.

The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Funds, along with the securities. Please contact your Financial Intermediary for further information.

Redemption In-Kind

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, redemptions by a shareholder of up to the lesser of $250,000 or 1% of a Fund’s net assets during any 90-day period must be redeemed solely in cash unless otherwise agreed to by the redeeming shareholder. If operationally possible (typically only when a Fund is notified in advance of a large redemption), a Fund may, at its discretion, pay for any portion of a redemption exceeding such amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. There are also operational limitations on the ability of the Funds to make an in-kind distribution of most non-U.S. securities. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.

Escheatment and Inactivity

For any accounts held directly at the Funds, the Funds will comply with all federal search and notification requirements, as defined in section 17AD-17 of the Securities Exchange Act of 1934, as amended. Should the assets be determined to be abandoned, then the Funds are legally obligated to escheat said abandoned property to the appropriate state’s unclaimed property administrator, as determined by the owner’s last known address of record.

Furthermore, the Funds will comply with any and all state regulations regarding “inactivity.” Broadly described, state inactivity rules define time periods during which, and specific means by which, shareholders must “contact” their assets, i.e. the Funds, the Funds’ agent and/or their Financial Intermediary. The Funds are legally obligated to escheat inactive assets to the state of jurisdiction as identified by the owner’s address of record.

It is the intention of the Funds to comply with the appropriate regulative body for each given instance. For additional information, questions, or concerns regarding these regulations, please contact the Abandoned/Unclaimed Property division of your state of residence, or please contact your Financial Intermediary.

Texas state residents may designate a representative for purposes of escheatment notification. Please contact your Financial Intermediary for additional information.

Uncashed Checks

Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Funds with regards to uncashed checks, the Funds may convert your distribution option to have all dividends and/or other distributions reinvested in additional Shares.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

ADDITIONAL INFORMATION ABOUT TAXES

Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year.

Foreign exchange gain or loss arising from a Fund’s foreign currency-denominated investments may increase or reduce the amount of ordinary income distributions made to investors.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in some cases, distributions from non-U.S. corporations. There can be no assurance that any portion of the dividends you receive from a Fund will qualify as qualified dividend income.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

No Fund makes any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, gains and losses related to the sale of securities, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund if properly reported by the Fund. The Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

When a Fund invests in securities of certain foreign countries, the Fund may have taxes withheld on the income received from these securities. If more than 50% of the total fair market value of a Fund’s assets at the close of its taxable year is made up of foreign securities, the Fund may elect to pass through such taxes to shareholders who may then (subject to limitations) claim a foreign tax credit or deduction.

If you are a corporate investor, a portion of the dividends from net investment income paid by U.S. Large Cap Equity will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. There can be no assurance that any portion of the dividends paid by these Funds will qualify for the corporate dividends-received deduction. You should consult your tax professional with respect to the applicability of these rules.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

Cost Basis Reporting

Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“post-effective date shares”). If you acquire and hold shares directly with the Funds and not through a Financial Intermediary, RIFUS will use a default average cost basis methodology for tracking and reporting your cost basis on post-effective date shares, unless you request, in writing, another cost basis reporting methodology.

Additionally, for redemptions of shares held directly with the Funds on or after January 1, 2012, unless you select specific share lots in writing at the time of redemption, RIFUS will first relieve (i.e., identify the shares to be redeemed for purposes of determining cost basis) all shares acquired prior to January 1, 2012 (“pre-effective date shares”), before relieving any post-effective date shares. You continue to be responsible for tracking cost basis, and appropriately reporting sales of pre-effective date shares to the IRS. If RIFUS has historically provided cost basis reporting on these pre-effective date shares, RIFUS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of pre-effective date shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

You should consult your own tax advisor(s) when selecting your cost basis tracking and relief methodology.

How Net Asset Value Is Determined

The net asset value per share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Each Fund will normally determine net asset value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). If the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day of the Funds and calculate a Fund’s net asset value as of the normally-scheduled close of regular trading on the NYSE for that day, so long as the Funds’ management believes there remains an adequate market to meet purchase and redemption orders for that day. A Fund reserves the right to close, and therefore not calculate a Fund’s net asset value for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day.

The price of Fund Shares is based on a Fund’s net asset value and is computed by dividing the current value of a Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by a Fund or a Fund agent. See “Additional Information About How to Purchase Shares,” “Additional Information About How to Redeem Shares” and “Exchange Privilege” for more information. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com.

Valuation of Portfolio Securities

The Funds value portfolio instruments according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RIFUS, RIFUS’s Oversight Committee and the Funds’ custodian. However, the Board retains oversight over the valuation process.

Ordinarily, the Funds value each portfolio instrument based on market quotations provided by pricing services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that could trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED March 15, 2018

MULTIFACTOR U.S. EQUITY FUND

(a sub-trust of Russell Investment Company)

to acquire the assets of

U.S. LARGE CAP EQUITY FUND

(a sub-trust of Russell Investment Company)

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

1-800-787-7354

This Statement of Additional Information relates specifically to the reorganization of U.S. Large Cap Equity Fund, a series of Russell Investment Company (the “Target Fund”) into Multifactor U.S. Equity Fund, also a series of Russell Investment Company (the “Acquiring Fund”). Pursuant to this reorganization, the Acquiring Fund would acquire all of the assets and all of the liabilities of the Target Fund, and Acquiring Fund shares would be distributed pro rata by the Target Fund to the holders of its shares, in complete liquidation of the Target Fund.

This Statement of Additional Information consists of this cover page and the following documents, certain of which are incorporated by reference herein as indicated below:

1.	The Statement of Additional Information dated March 1, 2018, as supplemented through March 14, 2018, of the Target Fund, previously filed on EDGAR on March 14, 2018 (SEC File Nos. 002-71299 and 811-03153).

2.	The Statement of Additional Information dated March 1, 2018 of the Acquiring Fund, previously filed on EDGAR on February 28, 2018 (SEC File Nos. 002-71299 and 811-03153).

3.	The audited financial statements of the Target Fund and the Acquiring Fund included in the Russell Funds Annual Reports of Russell Investment Company for the fiscal year ended October 31, 2017, previously filed on EDGAR on January 9, 2018.

This Statement of Additional Information dated March 15, 2018 is not a prospectus. An Information Statement/Prospectus dated March 15, 2018 relating to the above-referenced matters may be obtained from the Acquiring Fund or the Target Fund at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Information Statement/Prospectus.

1

Reorganization Between U.S. Large Cap Equity Fund and Multifactor U.S. Equity Fund

Pro Forma Schedule of Investments at October 31, 2017 (Unaudited)

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Common Stocks - 94.1%
Consumer Discretionary - 12.8%
Advance Auto Parts, Inc.	—	—	5,665	463	5,665	463
Amazon.com, Inc.	1,781	1,968	8,390	9,273	10,171	11,241
AMC Networks, Inc.	—	—	6,400	326	6,400	326
Aramark	—	—	9,665	422	9,665	422
AutoNation, Inc.	—	—	6,092	289	6,092	289
AutoZone, Inc.	78	46	1,161	684	1,239	730
Bed Bath & Beyond, Inc.	—	—	16,496	328	16,496	328
Best Buy Co., Inc.	—	—	15,309	857	15,309	857
BorgWarner, Inc.	—	—	11,842	624	11,842	624
Bright Horizons Family Solutions, Inc.	—	—	3,253	281	3,253	281
Brunswick Corp.	—	—	6,510	330	6,510	330
Cable One, Inc.	90	64	—	—	90	64
Carnival Corp.	870	58	17,259	1,146	18,129	1,204
Carter’s, Inc.	—	—	5,291	512	5,291	512
CBS Corp.	1,700	95	—	—	1,700	95
Charter Communications, Inc.	—	—	744	249	744	249
Chipotle Mexican Grill, Inc.	1,764	479	—	—	1,764	479
Comcast Corp.	44,643	1,607	130,553	4,704	175,196	6,311
Costco Wholesale Corp.	2,190	353	11,638	1,875	13,828	2,228
Coty, Inc.	—	—	15,667	241	15,667	241
Dana Holding Corp.	12,952	395	—	—	12,952	395
Darden Restaurants, Inc.	1,100	90	—	—	1,100	90
Dick’s Sporting Goods, Inc.	—	—	11,121	272	11,121	272
Discovery Communications, Inc.	—	—	16,689	315	16,689	315
Dollar General Corp.	780	63	13,001	1,051	13,781	1,114

2

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Dollar Tree, Inc.	—	—	13,411	1,224	13,411	1,224
Domino’s Pizza, Inc.	610	112	1,837	336	2,447	448
DR Horton, Inc.	—	—	30,640	1,355	30,640	1,355
eBay, Inc.	—	—	43,356	1,632	43,356	1,632
Estee Lauder Cos., Inc. (The)	2,965	332	3,466	388	6,431	720
Foot Locker, Inc.	—	0	8,188	246	8,188	246
Ford Motor Co.	35,654	438	104,556	1,283	140,210	1,721
Fortune Brands Home & Security, Inc.	—	—	12,972	857	12,972	857
GameStop Corp.	—	—	13,646	255	13,646	255
Gap, Inc. (The)	—	—	18,651	485	18,651	485
Garmin, Ltd.	—	—	15,387	871	15,387	871
General Motors Co.	11,148	480	34,732	1,493	45,880	1,973
Gentex Corp.	—	—	18,176	353	18,176	353
Genuine Parts Co.	—	—	9,594	846	9,594	846
Goodyear Tire & Rubber Co. (The)	—	—	16,407	502	16,407	502
Graham Holdings Co.	—	—	613	341	613	341
H&R Block, Inc.	—	—	10,389	257	10,389	257
Hanesbrands, Inc.	—	—	11,062	249	11,062	249

Harley-Davidson, Inc.	—	—	5,342	253	5,342	253
Hilton Worldwide Holdings, Inc.	1,200	87	—	—	1,200	87
Home Depot, Inc. (The)	3,733	619	24,274	4,024	28,007	4,643
Interpublic Group of Cos., Inc. (The)	—	—	34,628	667	34,628	667
Kohl’s Corp.	—	—	8,072	337	8,072	337
Las Vegas Sands Corp.	—	—	4,148	263	4,148	263
Lear Corp.	—	—	7,250	1,273	7,250	1,273
Leggett & Platt, Inc.	—	—	7,386	349	7,386	349
Lennar Corp.	8,240	459	5,265	293	13,505	752
Liberty Broadband Corp.	—	—	4,845	423	4,845	423
Liberty SiriusXM Group	—	—	6,265	261	6,265	261
LKQ Corp.	—	—	18,738	706	18,738	706
Lowe’s Cos., Inc.	6,731	538	11,809	944	18,540	1,482

3

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Lululemon Athletica, Inc.	—	—	6,327	389	6,327	389
Macy’s, Inc.	—	—	13,902	261	13,902	261
Madison Square Garden Co. (The)	570	127	—	—	570	127
Marriott International, Inc.	—	—	6,134	733	6,134	733
McDonald’s Corp.	1,729	289	15,976	2,667	17,705	2,956
Media General, Inc.	—	—	1,092	—	1,092	—
Michael Kors Holdings, Ltd.	—	—	8,479	414	8,479	414
Mohawk Industries, Inc.	—	—	3,041	796	3,041	796
Netflix, Inc.	813	160	3,917	769	4,730	929
Newell Rubbermaid, Inc.	—	—	27,739	1,131	27,739	1,131
News Corp.	—	—	28,136	384	28,136	384
Nielsen Holdings PLC	—	—	8,132	301	8,132	301
Nike, Inc.	11,512	633	26,722	1,469	38,234	2,102
Nordstrom, Inc.	—	—	5,532	219	5,532	219
Norwegian Cruise Line Holdings, Ltd.	—	—	6,127	342	6,127	342
NVR, Inc.	44	144	269	883	313	1,027
Omnicom Group, Inc.	1,010	68	7,835	526	8,845	594
O’Reilly Automotive, Inc.	—	—	2,132	450	2,132	450
Penske Automotive Group, Inc.	—	—	5,811	271	5,811	271
Pool Corp.	—	—	2,439	295	2,439	295
Priceline Group, Inc. (The)	287	549	1,234	2,359	1,521	2,908
PulteGroup, Inc.	—	—	29,691	898	29,691	898
PVH Corp.	—	—	4,450	564	4,450	564
Ralph Lauren Corp.	500	45	3,989	357	4,489	402
Ross Stores, Inc.	—	—	17,012	1,080	17,012	1,080
Royal Caribbean Cruises, Ltd.	—	—	2,258	279	2,258	279
Scripps Networks Interactive, Inc.	—	—	8,186	682	8,186	682
Service Corp. International	—	—	7,584	269	7,584	269
Signet Jewelers, Ltd.	—	—	4,810	315	4,810	315
Skechers U.S.A., Inc.	—	—	13,752	439	13,752	439
Starbucks Corp.	18,254	1,000	31,050	1,703	49,304	2,703
Tapestry, Inc.	8,301	339	8,728	357	17,029	696

4

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Target Corp.	1,655	98	16,257	960	17,912	1,058
TEGNA, Inc.	—	—	26,645	326	26,645	326
Tesla, Inc.	—	—	439	146	439	146
Thor Industries, Inc.	130	18	4,829	658	4,959	676
Tiffany & Co.	—	—	3,652	342	3,652	342
Time Warner, Inc.	1,586	156	27,560	2,709	29,146	2,865
TJX Cos., Inc.	9,260	646	17,922	1,251	27,182	1,897
Toll Brothers, Inc.	—	—	8,925	411	8,925	411
Tractor Supply Co.	—	—	8,106	488	8,106	488
Tupperware Brands Corp.	—	—	5,688	334	5,688	334
Twenty-First Century Fox, Inc. Class A	1,029	27	36,524	955	37,553	982
Twenty-First Century Fox, Inc. Class B	2,549	65	—	—	2,549	65
Ulta Beauty, Inc.	2,046	413	2,151	434	4,197	847
Vail Resorts, Inc.	1,098	251	—	—	1,098	251
VF Corp.	1,471	102	10,043	700	11,514	802
Viacom, Inc.	—	—	10,876	261	10,876	261
Visteon Corp.	1,250	158	—	—	1,250	158
WABCO Holdings, Inc.	240	35	—	—	240	35
Wal-Mart Stores, Inc.	7,883	689	46,450	4,056	54,333	4,745
Walt Disney Co. (The)	6,973	682	35,416	3,464	42,389	4,146
Whirlpool Corp.	—	—	2,049	336	2,049	336
Williams-Sonoma, Inc.	—	—	5,955	307	5,955	307
Wyndham Worldwide Corp.	—	—	2,990	319	2,990	319
Wynn Resorts, Ltd.	—	—	1,950	288	1,950	288
Yum! Brands, Inc.	2,400	179	12,645	941	15,045	1,120
Yum China Holdings, Inc.	—	—	20,181	814	20,181	814

		15,156		89,110		104,266

Consumer Staples - 5.6%

Altria Group, Inc.	930	60	33,499	2,151	34,429	2,211
Archer-Daniels-Midland Co.	7,816	320	36,384	1,487	44,200	1,807

5

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

British American Tobacco PLC	988	64	—	—	988 64
Brown-Forman Corp.	—	—	16,025	914	16,025	914
Bunge, Ltd.	—	—	4,256	293	4,256	293
Church & Dwight Co., Inc.	—	—	14,314	647	14,314	647
Clorox Co. (The)	1,170	148	1,962	248	3,132	396
Coca-Cola Co. (The)	2,666	122	69,324	3,187	71,990	3,309
Colgate-Palmolive Co.	840	59	7,482	527	8,322	586
Constellation Brands, Inc.	975	214	6,781	1,486	7,756	1,700
CVS Health Corp.	2,365	162	18,143	1,243	20,508	1,405
Dr Pepper Snapple Group, Inc.	2,700	231	7,453	638	10,153	869
Flowers Foods, Inc.	—	—	16,457	313	16,457	313
General Mills, Inc.	615	32	12,004	623	12,619	655
Hain Celestial Group, Inc. (The)	—	—	8,045	290	8,045	290
Hershey Co. (The)	—	—	5,950	632	5,950	632
Hormel Foods Corp.	505	16	21,986	685	22,491	701
Ingredion, Inc.	—	—	5,196	651	5,196	651
JM Smucker Co. (The)	—	—	6,732	714	6,732	714
Kellogg Co.	1,029	64	—	—	1,029	64
Kimberly-Clark Corp.	720	81	2,973	334	3,693	415
Kraft Heinz Co. (The)	1,561	121	14,685	1,136	16,246	1,257
Kroger Co. (The)	1,089	23	29,750	616	30,839	639
McCormick & Co., Inc.	—	—	6,770	674	6,770	674
Molson Coors Brewing Co.	—	—	7,572	612	7,572	612
Mondelez International, Inc.	38,101	1,578	26,518	1,099	64,619	2,677
Monster Beverage Corp.	9,937	576	14,674	850	24,611	1,426
National Beverage Corp.	170	17	—	—	170	17
Nu Skin Enterprises, Inc.	—	—	6,115	389	6,115	389
PepsiCo, Inc.	8,372	922	25,982	2,864	34,354	3,786
Philip Morris International, Inc.	6,142	643	27,160	2,842	33,302	3,485
Pinnacle Foods, Inc.	—	—	6,409	349	6,409	349
Procter & Gamble Co. (The)	23,447	2,024	61,115	5,277	84,562	7,301
Safeway, Inc.	—	—	4,520	2	4,520	2

6

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Seaboard Corp.	—	—	62	273	62	273
Sysco Corp.	1,983	110	4,649	259	6,632	369
Tyson Foods, Inc.	—	—	20,064	1,463	20,064	1,463
Walgreens Boots Alliance, Inc.	2,355	156	31,250	2,071	33,605	2,227

		7,743		37,839		45,582

Energy - 3.7%

Baker Hughes, a GE Co.	11,270	354	—	—	11,270	354
BP PLC	17,574	716	—	—	17,574	716
Chevron Corp.	19,379	2,246	38,437	4,454	57,816	6,700
Cimarex Energy Co.	500	58	—	—	500	58
Core Laboratories NV	3,610	361	—	—	3,610	361
EOG Resources, Inc.	8,584	857	—	—	8,584	857
Exxon Mobil Corp.	17,048	1,422	122,148	10,181	139,196	11,603
Halliburton Co.	7,848	335	—	—	7,848	335
HollyFrontier Corp.	—	—	9,825	363	9,825	363
Marathon Petroleum Corp.	1,700	102	23,997	1,434	25,697	1,536
National Oilwell Varco, Inc.	4,400	150	—	—	4,400	150
Newfield Exploration Co.	5,600	172	—	—	5,600	172
Occidental Petroleum Corp.	2,668	172	—	—	2,668	172
Phillips 66	1,482	135	27,529	2,507	29,011	2,642
Pioneer Natural Resources Co.	—	—	2,447	366	2,447	366
Royal Dutch Shell PLC	10,794	705	—	—	10,794	705
Schlumberger, Ltd.	14,233	911	3,888	249	18,121	1,160
Valero Energy Corp.	4,485	353	16,494	1,301	20,979	1,654
World Fuel Services Corp.	—	—	10,060	280	10,060	280

		9,049		21,135		30,184

7

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Financial Services - 20.5%

Affiliated Managers Group, Inc.	1,901	355	3,454	644	5,355	999
Aflac, Inc.	745	62	19,365	1,625	20,110	1,687
AGNC Investment Corp.	—	—	29,018	584	29,018	584

Alleghany Corp.	—	—	452	256	452	256
Alliance Data Systems Corp.	1,756	393	1,543	345	3,299	738
Allstate Corp. (The)	6,015	564	19,344	1,816	25,359	2,380
American Express Co.	1,211	116	23,429	2,238	24,640	2,354
American Financial Group, Inc.	—	—	4,629	488	4,629	488
American Homes 4 Rent	—	—	17,040	363	17,040	363
American International Group, Inc.	9,580	619	9,334	603	18,914	1,222
American Tower Corp.	435	62	6,455	927	6,890	989
Ameriprise Financial, Inc.	—	—	9,122	1,428	9,122	1,428
Annaly Capital Management, Inc.	—	—	57,506	659	57,506	659
Aon PLC	3,775	541	5,907	847	9,682	1,388
Arch Capital Group, Ltd.	—	—	10,816	1,078	10,816	1,078
Arthur J Gallagher & Co.	—	—	4,050	256	4,050	256
Aspen Insurance Holdings, Ltd.	1,500	64	—	—	1,500	64
Associated Banc-Corp.	—	—	11,761	298	11,761	298
Assurant, Inc.	—	—	3,635	366	3,635	366
Assured Guaranty, Ltd.	—	—	8,139	302	8,139	302
AvalonBay Communities, Inc.	284	51	—	—	284	51
Axis Capital Holdings, Ltd.	820	45	4,503	245	5,323	290
Bank of America Corp.	8,096	221	228,577	6,261	236,673	6,482
Bank of Hawaii Corp.	—	—	3,614	295	3,614	295
Bank of New York Mellon Corp. (The)	2,147	110	27,137	1,396	29,284	1,506
Bank of the Ozarks, Inc.	—	—	7,521	351	7,521	351
BB&T Corp.	2,172	107	23,421	1,153	25,593	1,260
Berkshire Hathaway, Inc.	3,336	624	54,606	10,208	57,942	10,832
BlackRock, Inc.	1,326	624	2,746	1,293	4,072	1,917
Broadridge Financial Solutions, Inc.	—	—	3,458	297	3,458	297
Brighthouse Financial, Inc.	108	7	—	—	108	7

8

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Camden Property Trust	—	—	2,927	267	2,927	267
Capital One Financial Corp.	10,840	999	11,770	1,085	22,610	2,084
Cboe Global Markets, Inc.	—	—	7,678	868	7,678	868
CBRE Group, Inc.	—	—	16,020	630	16,020	630
Charles Schwab Corp. (The)	—	—	34,034	1,526	34,034	1,526
Chimera Investment Corp.	—	—	13,776	252	13,776	252
Chubb, Ltd.	5,450	822	12,143	1,831	17,593	2,653
Cincinnati Financial Corp.	—	—	5,693	399	5,693	399
Citigroup, Inc.	27,067	1,991	60,540	4,450	87,607	6,441
Citizens Financial Group, Inc.	4,700	179	25,356	964	30,056	1,143
CME Group, Inc.	457	63	—	—	457	63
Comerica, Inc.	1,800	141	14,222	1,117	16,022	1,258
Commerce Bancshares, Inc.	980	57	9,315	542	10,295	599
Crown Castle International Corp.	7,797	835	3,316	355	11,113	1,190
Cullen/Frost Bankers, Inc.	—	—	3,776	372	3,776	372
Discover Financial Services	4,328	288	10,031	667	14,359	955
Dun & Bradstreet Corp. (The)	340	40	—	—	340	40
E*Trade Financial Corp.	—	—	17,087	745	17,087	745
East West Bancorp, Inc.	—	—	14,033	840	14,033	840
Eaton Vance Corp.	—	—	8,054	406	8,054	406
Equifax, Inc.	—	—	5,379	584	5,379	584
Equinix, Inc.	1,227	569	1,367	634	2,594	1,203
Equity LifeStyle Properties, Inc.	—	—	2,950	261	2,950	261
Equity Residential	4,197	282	4,763	320	8,960	602
Essex Property Trust, Inc.	270	71	1,128	296	1,398	367
Everest Re Group, Ltd.	—	—	3,727	885	3,727	885
FactSet Research Systems, Inc.	—	—	2,170	412	2,170	412
Federated Investors, Inc.	—	—	13,413	417	13,413	417
Fidelity National Information Services, Inc.	—	—	2,887	268	2,887	268
Fifth Third Bancorp	—	—	20,779	601	20,779	601
First American Financial Corp.	—	—	4,994	272	4,994	272
First Data Corp.	16,350	291	—	—	16,350	291

9

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Fiserv, Inc.	—	—	4,053	525	4,053	525
FleetCor Technologies, Inc.	3,295	545	1,756	290	5,051	835
FNB Corp.	—	—	29,491	398	29,491	398
FNF Group	—	—	11,655	436	11,655	436
Franklin Resources, Inc.	1,994	84	35,896	1,512	37,890	1,596
Gaming and Leisure Properties, Inc.	—	—	10,407	380	10,407	380
GGP, Inc.	425	8	—	—	425	8
Global Payments, Inc.	—	—	2,766	288	2,766	288
Goldman Sachs Group, Inc. (The)	452	110	7,295	1,769	7,747	1,879
Hartford Financial Services Group, Inc.	13,930	767	10,617	584	24,547	1,351
Host Hotels & Resorts, Inc.	—	—	35,623	697	35,623	697
Hudson Pacific Properties, Inc.	—	—	12,180	412	12,180	412
Huntington Bancshares, Inc.	—	—	25,545	353	25,545	353
Intercontinental Exchange, Inc.	13,032	861	29,330	1,939	42,362	2,800
Invesco, Ltd.	5,950	213	20,324	727	26,274	940
Jack Henry & Associates, Inc.	—	—	7,749	853	7,749	853
Jones Lang LaSalle, Inc.	2,640	342	2,998	388	5,638	730
JPMorgan Chase & Co.	26,640	2,681	97,169	9,776	123,809	12,457
KeyCorp	—	—	36,306	663	36,306	663
Lazard, Ltd.	—	—	15,879	755	15,879	755
Legg Mason, Inc.	—	—	9,735	372	9,735	372
Leucadia National Corp.	—	—	11,754	297	11,754	297
Lincoln National Corp.	—	—	15,307	1,160	15,307	1,160
Loews Corp.	—	—	5,246	260	5,246	260
LPL Financial Holdings, Inc.	400	20	—	—	400	20
M&T Bank Corp.	1,834	306	6,810	1,136	8,644	1,442
MariketAxess Holdings, Inc.	—	—	2,749	478	2,749	478
Marsh & McLennan Cos., Inc.	337	27	11,169	904	11,506	931
MasterCard, Inc.	8,296	1,234	23,112	3,438	31,408	4,672
Medical Properties Trust, Inc.	—	—	19,664	260	19,664	260
MetLife, Inc.	15,542	833	26,882	1,440	42,424	2,273
MFA Financial, Inc.	—	—	57,171	471	57,171	471

10

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Moody’s Corp.	—	—	6,555	933	6,555	933
Morgan Stanley	3,622	181	39,773	1,989	43,395	2,170
Morningstar, Inc.	—	—	3,243	276	3,243	276
MSCI, Inc.	—	—	2,691	316	2,691	316
Nasdaq, Inc.	—	—	7,728	561	7,728	561
Navient Corp.	—	—	27,756	346	27,756	346
New Residential Investment Corp.	—	—	16,304	287	16,304	287
New York Community Bancorp, Inc.	—	—	22,699	285	22,699	285
Northern Trust Corp.	3,200	299	6,996	654	10,196	953
Omega Healthcare Investors, Inc.	—	—	11,707	338	11,707	338
PacWest Bancorp	—	—	7,822	378	7,822	378
Park Hotels & Resorts, Inc.	—	—	9,716	280	9,716	280
PayPal Holdings, Inc.	—	—	34,872	2,530	34,872	2,530
People’s United Financial, Inc.	—	—	22,384	418	22,384	418
Pinnacle Financial Partners, Inc.	—	—	6,053	401	6,053	401
PNC Financial Services Group, Inc. (The)	4,712	645	13,381	1,830	18,093	2,475
Popular, Inc.	1,400	51	8,858	325	10,258	376
Principal Financial Group, Inc.	—	—	16,814	1,107	16,814	1,107
Progressive Corp. (The)	15,000	730	46,901	2,282	61,901	3,012
Prologis, Inc.	340	22	—	—	340	22
Prosperity Bancshares, Inc.	—	—	6,096	401	6,096	401
Prudential Financial, Inc.	3,146	348	13,461	1,487	16,607	1,835
Public Storage	480	99	3,211	665	3,691	764
Raymond James Financial, Inc.	—	—	8,691	737	8,691	737
Regions Financial Corp.	—	—	46,683	723	46,683	723
RenaissanceRe Holdings, Ltd.	—	—	2,183	302	2,183	302
Reinsurance Group of America, Inc.	710	106	—	—	710	106
SBA Communications Corp.	2,176	342	3,714	584	5,890	926
SEI Investments Co.	—	—	9,577	618	9,577	618
Signature Bank	—	—	2,971	386	2,971	386
Simon Property Group, Inc.	316	49	—	—	316	49
Starwood Property Trust, Inc.	—	—	25,609	551	25,609	551

11

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

State Street Corp.	9,688	891	15,473	1,424	25,161	2,315
SunTrust Banks, Inc.	4,000	241	17,695	1,065	21,695	1,306
Synchrony Financial	26,724	872	17,980	586	44,704	1,458
Synovus Financial Corp.	1,600	75	5,927	278	7,527	353
T Rowe Price Group, Inc.	—	—	10,098	938	10,098	938
TD Ameritrade Holding Corp.	—	—	11,246	562	11,246	562
Torchmark Corp.	—	—	10,021	843	10,021	843
Total System Services, Inc.	—	—	4,256	307	4,256	307
Travelers Cos., Inc. (The)	2,172	287	11,603	1,537	13,775	1,824
Two Harbors Investment Corp.	—	—	31,550	309	31,550	309
Unum Group	—	—	7,555	393	7,555	393
US Bancorp	20,471	1,113	37,387	2,033	57,858	3,146
Visa, Inc.	5,993	659	45,170	4,968	51,163	5,627
Voya Financial, Inc.	5,400	217	7,346	295	12,746	512
Webster Financial Corp.	—	—	5,370	295	5,370	295
Wells Fargo & Co.	19,841	1,114	117,183	6,579	137,024	7,693
Welltower, Inc.	228	15	—	—	228	15
Western Alliance Bancorp	—	—	6,184	345	6,184	345
Willis Towers Watson PLC	—	—	2,109	340	2,109	340
WR Berkley Corp.	—	—	5,070	348	5,070	348
XL Group, Ltd.	6,600	267	11,698	473	18,298	740
Zions Bancorporation	9,670	449	15,492	720	25,162	1,169

		28,296		138,477		166,773

Health Care - 12.7%

Abbott Laboratories	22,510	1,219	36,149	1,960	58,659	3,179
AbbVie, Inc.	206	19	36,983	3,338	37,189	3,357
Abiomed, Inc.	—	—	2,375	458	2,375	458
Aetna, Inc.	486	83	9,647	1,640	10,133	1,723
Agilent Technologies, Inc.	—	—	17,849	1,214	17,849	1,214
Align Technology, Inc.	330	79	—	—	330	79

12

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Allergan PLC	5,436	963	—	—	5,436	963
Alexion Pharmaceuticals, Inc.	—	—	6,586	788	6,586	788
Align Technology, Inc.	—	—	5,861	1,401	5,861	1,401
Allergan PLC	—	—	4,140	734	4,140	734
Allscripts Healthcare Solutions, Inc.	1,600	22	—	—	1,600	22
AmerisourceBergen Corp.	700	54	—	—	700	54
Amgen, Inc.	543	95	19,872	3,482	20,415	3,577
Anthem, Inc.	3,288	688	10,511	2,199	13,799	2,887
Baxter International, Inc.	6,847	441	10,146	654	16,993	1,095
Becton Dickinson and Co.	467	97	3,522	735	3,989	832
Biogen, Inc.	1,047	326	4,037	1,258	5,084	1,584
Bioverativ, Inc.	—	—	6,199	350	6,199	350
Bristol-Myers Squibb Co.	—	—	19,297	1,190	19,297	1,190
Cardinal Health, Inc.	8,152	505	8,059	499	16,211	1,004
Celgene Corp.	1,550	157	10,097	1,020	11,647	1,177
Centene Corp.	2,550	239	7,662	718	10,212	957
Cerner Corp.	10,076	680	12,103	817	22,179	1,497
Cigna Corp.	4,063	802	14,748	2,909	18,811	3,711
Cooper Cos., Inc. (The)	—	—	2,479	596	2,479	596
CR Bard, Inc.	—	—	3,971	1,299	3,971	1,299
DaVita HealthCare Partners, Inc.	—	—	5,682	345	5,682	345
Dentsply Sirona, Inc.	—	—	6,507	397	6,507	397
Edwards Lifesciences Corp.	1,520	155	6,420	656	7,940	811
Eli Lilly & Co.	3,500	287	19,493	1,597	22,993	1,884
Exelixis, Inc.	—	—	18,113	449	18,113	449
Express Scripts Holding Co.	3,243	198	16,744	1,026	19,987	1,224
Gilead Sciences, Inc.	7,305	548	27,839	2,087	35,144	2,635
HCA Healthcare, Inc.	—	—	10,806	817	10,806	817
Henry Schein, Inc.	660	52	8,036	632	8,696	684
Hologic, Inc.	—	—	8,708	330	8,708	330
Humana, Inc.	1,207	308	4,930	1,259	6,137	1,567
IDEXX Laboratories, Inc.	740	123	2,353	391	3,093	514

13

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Illumina, Inc.	—	—	3,717	763	3,717	763
Impax Laboratories, Inc.	4,800	87	—	—	4,800	87
Incyte Corp.	—	—	2,920	331	2,920	331
Intuitive Surgical, Inc.	315	118	5,328	2,000	5,643	2,118
Johnson & Johnson	7,597	1,059	79,971	11,149	87,568	12,208
Laboratory Corp. of America Holdings	—	—	5,067	779	5,067	779
LifePoint Health, Inc.	—	—	5,997	289	5,997	289
McKesson Corp.	2,381	328	9,401	1,296	11,782	1,624
MEDNAX, Inc.	—	—	6,105	267	6,105	267
Medtronic PLC	3,347	270	30,029	2,418	33,376	2,688
Merck & Co., Inc.	21,275	1,172	71,903	3,961	93,178	5,133
Molina Healthcare, Inc.	200	14	—		200	14
Mylan NV	—	—	10,007	357	10,007	357
Novo Nordisk A/S	9,675	482	—	—	9,675	482
Patterson Cos., Inc.	—	—	9,139	338	9,139	338
PerkinElmer, Inc.	—	—	5,637	408	5,637	408
Pfizer, Inc.	8,937	313	156,426	5,484	165,363	5,797
Premier, Inc.	—	—	11,761	384	11,761	384
Quest Diagnostics, Inc.	—	—	3,123	293	3,123	293
Quintiles Transnational Holdings, Inc.	—	—	2,852	308	2,852	308
Regeneron Pharmaceuticals, Inc.	1,268	510	1,780	717	3,048	1,227
ResMed, Inc.	—	—	4,174	351	4,174	351
Seattle Genetics, Inc.	—	—	4,993	306	4,993	306
Steris PLC	—	—	7,483	698	7,483	698
Stryker Corp.	1,275	198	9,918	1,536	11,193	1,734
TESARO, Inc.	—	—	2,969	344	2,969	344
Thermo Fisher Scientific, Inc.	658	128	8,293	1,607	8,951	1,735
United Therapeutics Corp.	—	0	4,400	522	4,400	522
UnitedHealth Group, Inc.	9,732	2,047	29,330	6,166	39,062	8,213
Universal Health Services, Inc.	—	—	5,552	570	5,552	570
Varian Medical Systems, Inc.	—	—	7,967	830	7,967	830
Veeva Systems, Inc.	—	—	6,531	398	6,531	398

14

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Vertex Pharmaceuticals, Inc.	1,793	262	6,703	980	8,496	1,242
WellCare Health Plans, Inc.	460	91	1,590	314	2,050	405
West Pharmaceutical Services, Inc.	—	—	5,738	582	5,738	582
Zimmer Biomet Holdings, Inc.	7,133	867	—	—	7,133	867
Zoetis, Inc.	8,565	547	9,770	624	18,335	1,171

		16,633		86,615		103,248

Materials and Processing - 3.3%

Acuity Brands, Inc.	—	—	2,143	358	2,143	358
Air Products & Chemicals, Inc.	—	—	4,310	687	4,310	687
Albemarle Corp.	—	—	2,900	409	2,900	409
Arconic, Inc.	—	—	10,222	257	10,222	257
Ashland Global Holdings, Inc.	—	—	5,878	400	5,878	400
Ball Corp.	—	—	20,980	901	20,980	901
Bemis Co., Inc.	—	—	6,116	275	6,116	275
Cabot Corp.	—	—	7,170	437	7,170	437
Crown Holdings, Inc.	—	—	9,555	575	9,555	575
DowDuPont, Inc.	20,931	1,513	45,497	3,290	66,428	4,803
Eastman Chemical Co.	—	—	5,809	527	5,809	527
Ecolab, Inc.	4,116	538	2,946	385	7,062	923
Fastenal Co.	—	—	7,298	343	7,298	343
FMC Corp.	700	65	—	—	700	65
Freeport-McMoRan, Inc.	19,281	270	—	—	19,281	270
Graphic Packaging Holding Co.	—	—	28,547	442	28,547	442
Huntsman Corp.	—	—	9,796	314	9,796	314
Ingersoll-Rand PLC	—	—	6,540	579	6,540	579
International Flavors & Fragrances, Inc.	—	—	4,352	642	4,352	642
Lennox International, Inc.	—	—	2,148	411	2,148	411
LyondellBasell Industries	—	—	15,378	1,592	15,378	1,592
Monsanto Co.	—	—	5,630	682	5,630	682
NewMarket Corp.	249	100	846	339	1,095	439

15

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Nucor Corp.	—	—	22,435	1,297	22,435	1,297
Olin Corp.	—	—	8,374	306	8,374	306
Owens Corning	100	8	8,048	665	8,148	673
Owens-Illinois, Inc.	—	—	15,874	379	15,874	379
Packaging Corp. of America	—	—	2,386	277	2,386	277
PPG Industries, Inc.	5,599	651	6,132	713	11,731	1,364
Praxair, Inc.	2,478	362	3,933	575	6,411	937
Reliance Steel & Aluminum Co.	—	—	3,992	307	3,992	307
Sherwin-Williams Co. (The)	—	—	3,247	1,283	3,247	1,283
Silgan Holdings, Inc.	1,260	37	12,321	360	13,581	397
Sonoco Products Co.	—	—	5,858	303	5,858	303
Steel Dynamics, Inc.	—	—	19,669	732	19,669	732
Valvoline, Inc.	—	—	16,930	407	16,930	407
Vulcan Materials Co.	5,703	694	—	—	5,703	694
Watsco, Inc.	—	—	1,713	285	1,713	285
Westlake Chemical Corp.	—	—	3,804	323	3,804	323
WestRock Co.	—	—	11,448	702	11,448	702

		4,238		22,759		26,997

Producer Durables - 11.6%

3M Co.	397	91	13,840	3,186	14,237	3,277
Accenture PLC	6,188	881	14,677	2,089	20,865	2,970
AGCO Corp.	2,380	163	5,457	374	7,837	537
Alaska Air Group, Inc.	—	—	5,169	341	5,169	341
Allegion PLC	—	—	3,222	269	3,222	269
American Airlines Group, Inc.	—	—	7,217	338	7,217	338
Ametek, Inc.	—	—	14,385	971	14,385	971
AO Smith Corp.	—	—	13,752	814	13,752	814
Automatic Data Processing, Inc.	2,944	342	16,538	1,923	19,482	2,265
Avery Dennison Corp.	—	—	7,851	834	7,851	834
Boeing Co. (The)	1,530	395	7,554	1,949	9,084	2,344

16

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Booz Allen Hamilton Holding Corp.	—	—	15,852	599	15,852	599
Carlisle Cos., Inc.	—	—	7,143	785	7,143	785
Caterpillar, Inc.	875	119	6,016	817	6,891	936
CH Robinson Worldwide, Inc.	—	—	8,156	641	8,156	641
Cintas Corp.	—	—	2,663	397	2,663	397
Copa Holdings SA	—	—	4,620	569	4,620	569
Copart, Inc.	—	—	17,640	640	17,640	640
CoStar Group, Inc.	—	—	1,023	303	1,023	303
Crane Co.	—	—	4,692	390	4,692	390
CSX Corp.	764	39	7,352	371	8,116	410
Cummins, Inc.	—	—	12,514	2,213	12,514	2,213
Danaher Corp.	4,626	426	15,479	1,428	20,105	1,854
Deere & Co.	1,454	193	4,642	617	6,096	810
Delphi Automotive PLC	1,720	171	3,557	354	5,277	525
Delta Air Lines, Inc.	11,895	595	28,170	1,409	40,065	2,004
Donaldson Co., Inc.	—	—	7,114	336	7,114	336
Dover Corp.	—	—	11,359	1,085	11,359	1,085
Eaton Corp. PLC	6,044	484	28,081	2,247	34,125	2,731
EMCOR Group, Inc.	1,700	137	—	—	1,700	137
Emerson Electric Co.	958	62	16,158	1,042	17,116	1,104
Expeditors International of Washington, Inc.	—	—	10,117	591	10,117	591
FedEx Corp.	1,894	428	1,313	296	3,207	724
Flir Systems, Inc.	—	—	14,188	664	14,188	664
Fluor Corp.	3,500	151	—	—	3,500	151
Fortive Corp.	4,512	326	10,135	732	14,647	1,058
General Dynamics Corp.	281	57	8,328	1,690	8,609	1,747
General Electric Co.	43,534	877	170,030	3,428	213,564	4,305
Genpact, Ltd.	—	—	13,699	417	13,699	417
Graco, Inc.	—	—	2,563	338	2,563	338
HEICO Corp.	—	—	4,191	380	4,191	380
Honeywell International, Inc.	7,618	1,099	20,336	2,932	27,954	4,031
Hubbell, Inc.	—	—	4,286	539	4,286	539

17

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Huntington Ingalls Industries, Inc.	—	—	2,905	676	2,905	676
IDEX Corp.	—	—	5,695	730	5,695	730
IHS Markit, Ltd.	—	—	14,276	608	14,276	608
Illinois Tool Works, Inc.	869	136	11,569	1,811	12,438	1,947
Jacobs Engineering Group, Inc.	1,100	64	5,018	292	6,118	356
JB Hunt Transport Services, Inc.	4,250	452	5,547	590	9,797	1,042
JetBlue Airways Corp.	—	—	16,714	320	16,714	320
Johnson Controls International PLC	7,992	331	16,974	703	24,966	1,034
Kansas City Southern	—	—	3,246	338	3,246	338
Keysight Technologies, Inc.	—	—	6,217	278	6,217	278
L3 Technologies, Inc.	—	—	1,478	277	1,478	277
Landstar System, Inc.	1,800	178	3,048	301	4,848	479
Lincoln Electric Holdings, Inc.	—	—	3,417	313	3,417	313
Lockheed Martin Corp.	1,615	497	916	282	2,531	779
ManpowerGroup, Inc.	1,000	123	8,167	1,007	9,167	1,130
McGraw Hill Financial, Inc.	—	—	4,023	629	4,023	629
Mettler-Toledo International, Inc.	—	—	407	278	407	278
Middleby Corp.	—	—	3,017	350	3,017	350
MSC Industrial Direct Co., Inc.	—	—	3,655	303	3,655	303
Nordson Corp.	—	—	3,083	391	3,083	391
Norfolk Southern Corp.	1,507	198	2,710	356	4,217	554
Northrop Grumman Corp.	256	76	6,821	2,016	7,077	2,092
Old Dominion Freight Line, Inc.	—	—	5,168	626	5,168	626
Orbital ATK, Inc.	—	—	2,631	350	2,631	350
Oshkosh Corp.	—	—	4,165	381	4,165	381
PACCAR, Inc.	9,766	701	3,763	270	13,529	971
Parker-Hannifin Corp.	—	—	3,319	606	3,319	606
Paychex, Inc.	—	—	15,237	972	15,237	972
Pentair PLC	3,600	254	—	—	3,600	254
Quanta Services, Inc.	4,100	155	10,529	397	14,629	552
Raytheon Co.	1,496	269	11,146	2,009	12,642	2,278
Republic Services, Inc.	—	—	4,337	282	4,337	282

18

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Robert Half International, Inc.	—	—	12,711	658	12,711	658
Rockwell Automation, Inc.	1,550	311	4,453	894	6,003	1,205
Rockwell Collins, Inc.	—	—	11,854	1,607	11,854	1,607
Rollins, Inc.	—	—	7,000	307	7,000	307
Roper Technologies, Inc.	—	—	3,123	806	3,123	806
Snap-on, Inc.	—	—	6,634	1,047	6,634	1,047
Southwest Airlines Co.	1,724	93	23,981	1,292	25,705	1,385
Spirit AeroSystems Holdings, Inc.	—	—	4,464	358	4,464	358
Spirit Airlines, Inc.	—	—	7,820	290	7,820	290
Square, Inc.	—	—	10,737	399	10,737	399
Stanley Black & Decker, Inc.	—	—	5,660	914	5,660	914
Teledyne Technologies, Inc.	—	—	1,960	333	1,960	333
Terex Corp.	8,920	420	—	—	8,920	420
Textron, Inc.	16,650	878	13,154	694	29,804	1,572
Toro Co. (The)	2,170	136	—	—	2,170	136
TransDigm Group, Inc.	1,109	308	—	—	1,109	308
TriNet Group, Inc.	200	7	—	—	200	7
Union Pacific Corp.	11,987	1,388	15,405	1,784	27,392	3,172
United Continental Holdings, Inc.	—	—	9,746	570	9,746	570
United Parcel Service, Inc.	2,258	265	2,309	271	4,567	536
United Rentals, Inc.	—	—	4,944	699	4,944	699
United Technologies Corp.	6,649	796	26,201	3,138	32,850	3,934
Verisk Analytics, Inc.	3,642	310	—	—	3,642	310
Wabtec Corp.	—	—	4,028	308	4,028	308
Waste Management, Inc.	1,349	111	3,976	327	5,325	438
Waters Corp.	—	—	5,580	1,094	5,580	1,094
WW Grainger, Inc.	—	—	4,362	862	4,362	862
Xerox Corp.	1,700	52	—	—	1,700	52
Zebra Technologies Corp.	150	17	—	—	150	17

		15,562		78,732		94,294

19

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Technology - 20.2%

Activision Blizzard, Inc.	534	35	8,100	530	8,634	565
Adobe Systems, Inc.	3,856	676	15,575	2,728	19,431	3,404
Akamai Technologies, Inc.	—	—	7,518	393	7,518	393
Alphabet, Inc. Class A	758	783	12,914	13,341	13,672	14,124
Alphabet, Inc. Class C	2,110	2,144	3,677	3,738	5,787	5,882
Amdocs, Ltd.	—	—	20,397	1,328	20,397	1,328
Amphenol Corp.	—	—	16,941	1,474	16,941	1,474
Analog Devices, Inc.	6,677	610	9,514	869	16,191	1,479
Ansys, Inc.	—	—	4,855	664	4,855	664
Apple, Inc.	14,675	2,479	147,502	24,934	162,177	27,413
Applied Materials, Inc.	—	—	37,590	2,121	37,590	2,121
Arista Networks, Inc.	—	—	1,895	379	1,895	379
Arrow Electronics, Inc.	610	51	11,086	927	11,696	978
Aspen Technology, Inc.	1,810	117	—	—	1,810	117
Autodesk, Inc.	3,302	413	2,741	342	6,043	755
Avnet, Inc.	1,500	60	8,081	322	9,581	382
Benchmark Electronics, Inc.	1,030	32	—	—	1,030	32
Bio Techne Corp.	—	—	2,251	295	2,251	295
Black Knight, Inc.	—	—	7,571	343	7,571	343
Broadcom, Ltd.	—	—	2,770	731	2,770	731
CA, Inc.	—	—	22,748	736	22,748	736
Cadence Design Systems, Inc.	3,800	164	9,806	423	13,606	587
CDW Corp.	—	—	5,183	363	5,183	363
Ciena Corp.	500	11	—	—	500	11
Cirrus Logic, Inc.	1,300	73	—	—	1,300	73
Cisco Systems, Inc.	26,963	920	166,699	5,693	193,662	6,613
Citrix Systems, Inc.	1,000	83	—	—	1,000	83
Cognex Corp.	—	—	5,690	701	5,690	701
Cognizant Technology Solutions Corp.	394	30	20,559	1,556	20,953	1,586
Coherent, Inc.	70	18	1,228	323	1,298	341
Cornerstone OnDemand, Inc.	400	15	—	—	400	15

20

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Corning, Inc.	17,291	542	34,949	1,094	52,240	1,636
Cypress Semiconductor Corp.	32,010	508	—	—	32,010	508
DST Systems, Inc.	—	—	6,499	381	6,499	381
DXC Technology Co.	160	15	—	—	160	15
Electronic Arts, Inc.	2,526	302	15,306	1,831	17,832	2,133
F5 Networks, Inc.	840	102	2,979	361	3,819	463
Facebook, Inc.	7,814	1,407	60,417	10,879	68,231	12,286
FireEye, Inc.	1,000	17	—	—	1,000	17
Fortinet, Inc.	600	24	7,230	285	7,830	309
Gartner, Inc.	1,490	187	3,055	383	4,545	570
Hewlett Packard Enterprise Co.	12,278	171	48,769	679	61,047	850
HP, Inc.	18,108	390	89,226	1,923	107,334	2,313
Intel Corp.	26,236	1,193	160,192	7,287	186,428	8,480
International Business Machines Corp.	901	139	20,582	3,171	21,483	3,310
Intuit, Inc.	1,925	291	1,954	295	3,879	586
IPG Photonics Corp.	—	—	1,929	411	1,929	411
Jabil Circuit, Inc.	800	23	9,236	261	10,036	284
Juniper Networks, Inc.	9,420	234	37,392	928	46,812	1,162
KLA-Tencor Corp.	—	—	2,792	304	2,792	304
Lam Research Corp.	—	—	8,424	1,757	8,424	1,757
Liberty Expedia Holdings, Inc.	—	—	4,883	225	4,883	225
Liberty Interactive Corp.	—	—	4,618	263	4,618	263
LogMeIn, Inc.	—	—	2,320	281	2,320	281
Marvell Technology Group, Ltd.	—	—	19,405	358	19,405	358
Maxim Integrated Products, Inc.	—	—	7,462	392	7,462	392
Microchip Technology, Inc.	—	—	3,272	310	3,272	310
Micro Focus International PLC	256	9	—	—	256	9
Micron Technology, Inc.	—	—	15,225	675	15,225	675
Microsoft Corp.	44,102	3,667	193,163	16,067	237,265	19,734
Motorola Solutions, Inc.	—	—	7,800	706	7,800	706
NetApp, Inc.	4,800	213	30,227	1,343	35,027	1,556
NVIDIA Corp.	—	—	16,213	3,353	16,213	3,353

21

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

NXP Semiconductors NV	—	—	2,358	276	2,358	276
ON Semiconductor Corp.	11,752	251	19,793	422	31,545	673
Oracle Corp.	29,866	1,519	68,208	3,472	98,074	4,991
Palo Alto Networks, Inc.	100	15	1,869	275	1,969	290
QUALCOMM, Inc.	2,147	110	46,045	2,349	48,192	2,459
Red Hat, Inc.	9,788	1,182	5,859	708	15,647	1,890
Salesforce.com, Inc.	5,390	552	6,703	686	12,093	1,238
SAP SE	3,574	408	—	—	3,574	408
Seagate Technology PLC	2,700	100	—	—	2,700	100
ServiceNow, Inc.	—	—	3,134	396	3,134	396
Skyworks Solutions, Inc.	—	—	8,483	966	8,483	966
Splunk, Inc.	200	13	4,330	291	4,530	304
Symantec Corp.	—	—	11,348	369	11,348	369
Synopsys, Inc.	4,110	356	10,934	946	15,044	1,302
Tableau Software, Inc.	2,130	173	—	—	2,130	173
TE Connectivity, Ltd.	249	23	—	—	249	23
Tech Data Corp.	930	86	—	—	930	86
Teradyne, Inc.	—	—	8,397	360	8,397	360
Texas Instruments, Inc.	13,330	1,289	25,763	2,491	39,093	3,780
Twitter, Inc.	2,280	47	—	—	2,280	47
Tyler Technologies, Inc.	—	—	1,531	271	1,531	271
Ultimate Software Group, Inc.	—	—	1,888	382	1,888	382
VeriFone Systems, Inc.	300	6	—	—	300	6
Verint Systems, Inc.	700	30	—	—	700	30
Viavi Solutions, Inc.	4,200	39	—	—	4,200	39
VMware, Inc.	—	—	5,967	714	5,967	714
Western Digital Corp.	7,340	655	7,785	695	15,125	1,350
Workday, Inc.	—	—	5,868	651	5,868	651
Xilinx, Inc.	660	49	9,750	718	10,410	767
Zynga, Inc.	30,100	117	—	—	30,100	117

		25,168		138,895		164,063

22

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

Utilities - 3.7%

AES Corp.	29,010	308	26,456	281	55,466	589
Alliant Energy Corp.	—	—	6,261	271	6,261	271
Ameren Corp.	—	—	5,330	330	5,330	330
American Electric Power Co., Inc.	1,250	93	3,707	276	4,957	369
Andeavor	—	—	6,791	722	6,791	722
Aqua America, Inc.	—	—	7,648	271	7,648	271
AT&T, Inc.	39,289	1,322	150,734	5,072	190,023	6,394
Atmos Energy Corp.	—	—	2,987	261	2,987	261
Calpine Corp.	—	—	19,078	285	19,078	285
CenterPoint Energy, Inc.	—	—	11,084	328	11,084	328
CenturyLink, Inc.	—	—	19,130	363	19,130	363
CMS Energy Corp.	1,800	87	5,531	268	7,331	355
Consolidated Edison, Inc.	333	29	9,321	802	9,654	831
Dominion Energy, Inc.	1,455	118	6,451	523	7,906	641
DTE Energy Co.	—	—	4,406	487	4,406	487
Duke Energy Corp.	10,664	941	3,968	350	14,632	1,291
Edison International	1,274	102	3,278	262	4,552	364
Entergy Corp.	—	—	3,347	289	3,347	289
Eversource Energy	1,100	69	4,547	285	5,647	354
Exelon Corp.	3,152	127	31,419	1,263	34,571	1,390
FirstEnergy Corp.	—	—	21,703	715	21,703	715
Great Plains Energy, Inc.	—	—	9,477	311	9,477	311
Hawaiian Electric Industries, Inc.	—	—	9,575	349	9,575	349
NextEra Energy, Inc.	6,773	1,051	3,646	565	10,419	1,616
NiSource, Inc.	5,650	149	9,960	263	15,610	412
OGE Energy Corp.	—	—	7,307	269	7,307	269
PG&E Corp.	1,398	81	7,576	438	8,974	519
Pinnacle West Capital Corp.	1,500	132	2,959	260	4,459	392
PPL Corp.	1,211	45	—	—	1,211	45
Public Service Enterprise Group, Inc.	655	32	5,783	285	6,438	317

23

	U.S. Large Cap Equity		Multifactor U.S. Equity		Multifactor U.S. Equity Pro Forma
Amounts in Thousands (Except Share Amounts)	Shares	Fair Value $	Shares	Fair Value $	Shares	Fair Value $

SCANA Corp.	—	—	6,175	266	6,175	266
Sempra Energy	438	51	—	—	438	51
Southern Co. (The)	3,219	168	24,271	1,267	27,490	1,435
T-Mobile US, Inc.	—	—	6,262	374	6,262	374
UGI Corp.	—	—	12,636	605	12,636	605
Vectren Corp.	—	—	4,377	298	4,377	298
Verizon Communications, Inc.	26,221	1,256	81,794	3,916	108,015	5,172
WEC Energy Group, Inc.	—	—	4,095	276	4,095	276
Westar Energy, Inc.	—	—	6,381	341	6,381	341
Xcel Energy, Inc.	2,270	112	5,461	270	7,731	382

		6,273		24,057		30,330

Total Common Stocks		128,118		637,619		765,737

(cost $97,722)			(cost $506,689)		(cost $604,411)

Short-Term Investments - 5.7%

U.S. Cash Management Fund	9,541,772	9,543	36,783,916	36,788	46,325,688	46,331

Total Short-Term Investments		9,543		36,788		46,331

(cost $9,543)			(cost $ 36,788)		(cost $46,331)
Total Investments - 99.8%		137,661		674,407		812,068

(identified cost $107,265)			(identified cost $543,477)		(identified cost $650,742)

Other Assets and Liabilities, Net - 0.2%		284		1,622		1,906

Net Assets - 100.0%		137,945		676,029		813,974

24

Reorganization Between U.S. Large Cap Equity Fund and Multifactor U.S. Equity Fund

Pro Forma Schedule of Investments at October 31, 2017 (Unaudited) (Continued)

	U.S. Large Cap Equity				Multifactor U.S. Equity				Multifactor U.S. Equity - Pro Forma
Futures Contracts
Amounts in thousands (except contract amounts)	Number of Contracts	Notional Amount $	Expiration Date	Value and Unrealized Appreciation (Depreciation) $	Number of Contracts	Notional Amount $	Expiration Date	Value and Unrealized Appreciation (Depreciation) $	Number of Contracts	Notional Amount $	Expiration Date	Value and Unrealized Appreciation (Depreciation) $
Long Positions
S&P 500 E-Mini Index Futures	54	6,946	12/17	7	283	36,404	12/17	416	337	43,350	12/17	423

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts				7				416				423

25

Reorganization Between U.S. Large Cap Equity Fund and Multifactor U.S. Equity Fund

Pro Forma Schedule of Investments at October 31, 2017 (Unaudited) (Continued)

Presentation of Portfolio Holdings Amounts in thousands

	U.S. Large Cap Equity						Multifactor U.S. Equity						Multifactor US Equity Pro-Forma

	Market Value						Market Value						Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Practical Expedient	Total	% of Net Assets	Level 1	Level 2	Level 3	Practical Expedient	Total	% of Net Assets	Level 1	Level 2	Level 3	Practical Expedient	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$15,156				$15,156	11.0	$89,110				$89,110	13.2	$104,266				$104,266	12.8
Consumer Staples	7,743				7,743	5.6	37,837		2		37,839	5.6	45,580		2		45,582	5.6
Energy	9,049				9,049	6.6	21,135				21,135	3.1	30,184				30,184	3.7
Financial Services	28,296				28,296	20.5	138,477				138,477	20.5	166,773				166,773	20.5
Health Care	16,633				16,633	12.1	86,615				86,615	12.8	103,248				103,248	12.7

26

	U.S. Large Cap Equity						Multifactor U.S. Equity						Multifactor US Equity Pro-Forma

	Market Value						Market Value						Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Practical Expedient	Total	% of Net Assets	Level 1	Level 2	Level 3	Practical Expedient	Total	% of Net Assets	Level 1	Level 2	Level 3	Practical Expedient	Total	% of Net Assets
Materials and Processing	4,238				4,238	3.1	22,759				22,759	3.4	26,997				26,997	3.3
Producer Durables	15,562				15,562	11.3	78,732				78,732	11.6	94,294				94,294	11.6
Technology	25,168				25,168	18.2	138,895				138,895	20.5	164,063				164,063	20.2
Utilities	6,273				6,273	4.5	24,057				24,057	3.6	30,330				30,330	3.7
Short-Term Investments				9,543	9,543	6.9				36,788	36,788	5.5	—			46,331	46,331	5.7
Total Investments	128,118	—	—	9,543	137,661	99.8	637,617	—	2	36,788	674,407	99.8	765,735	—	2	46,331	812,068	99.8
Other Assets and Liabilities, Net						0.2						0.2						0.2
						100.0						100.0						100.0
Other Financial Instruments
Assets
Futures Contracts	7				7	—	416				416	0.1	423				423	0.1
Total Other Financial Instruments	$7				$7		$416				$416		$423				$423

27

Reorganization Between U.S. Large Cap Equity Fund and Multifactor U.S. Equity Fund

Pro Forma Statement of Assets and Liabilities at October 31, 2017 (Unaudited)

Amounts in Thousands (except per share amounts and shares outstanding)

	U.S. Large Cap Equity	Multifactor U.S. Equity	Pro Forma Adjustments		Multifactor U.S. Equity Pro Forma
Investments, at identified cost	107,265	543,477			650,742

Assets
Investments, at fair value	137,661	674,407			812,068
Cash (Restricted)	519	1,335			1,854
Foreign currency holdings	—	65			65
Receivables:
Dividends and interest	110	461			571
Dividends from affiliated funds	5	18			23
Investments sold	591	—			591
Fund shares sold	28	537			565
Variation margin on futures contracts	12	—			12

Total Assets	138,926	676,823			815,749

Liabilities
Payables:
Investments purchased	687	—			687
Fund shares redeemed	88	442			530
Accrued fees to affiliates	128	238			366
Other accrued expenses	78	114			192

Total Liabilities	981	794			1,775

Net Assets	137,945	676,029			813,974

Net Assets Consist of:
Undistributed net investment income	77	364	(77	)(a)	364
Accumulated net realized gain (loss)	26,225	35,349	(26,225	)(a)	35,349
Unrealized Appreciation (depreciation) on:

28

	U.S. Large Cap Equity	Multifactor U.S. Equity	Pro Forma Adjustments		Multifactor U.S. Equity Pro Forma
Investments	30,396	130,930			161,326
Futures Contracts	7	416			423
Foreign currency-related transactions	—	1			1
Shares of beneficial interest	96	507			603
Additional paid-in capital	81,144	508,462	26,302	(a)	615,908

Net Assets	137,945	676,029	—		813,974

Net Asset Value, offering and redemption price per share:

	U.S. Large Cap	Multifactor U.S.	Pro Forma		Multifactor U.S.
	Equity	Equity	Adjustments		Equity Pro Forma
Class A:
Net asset value per share	14.28		(14.28	) (c)	13.33
Maximum offering price per share (Net asset value plus sales charge of 5.75%)	15.15		(15.15	) (c)	14.14
Net assets	11,804,799				11,804,799
Shares outstanding ($.01 par value)	826,751		58,830	(b)	885,581

Class C:
Net asset value per share	14.22		(14.22	) (c)	13.33
Net assets	1,582,837				1,582,837
Shares outstanding ($.01 par value)	111,308		7,434	(b)	118,742

Class M:
Net asset value per share		13.35			13.35
Net assets		4,875,182			4,875,182
Shares outstanding ($.01 par value)		365,069			365,069

Class R6:
Net asset value per share		13.35			13.35
Net assets		138,926			138,926
Shares outstanding ($.01 par value)		10,406			10,406

29

	U.S. Large Cap	Multifactor U.S.	Pro Forma		Multifactor U.S.
	Equity	Equity	Adjustments		Equity Pro Forma
Class S:
Net asset value per share	14.33	13.33	(14.33) (c	)	13.33
Net assets	124,557,289	239,352,661			363,909,950
Shares outstanding ($.01 par value)	8,689,766	17,951,816	654,367 (b	)	27,295,949

Class Y:
Net asset value per share		13.35			13.35
Net assets		431,662,006			431,662,006
Shares outstanding ($.01 par value)		32,344,613			32,344,613

SEE NOTE 2 OF THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

30

Reorganization Between U.S. Large Cap Equity Fund and Multifactor U.S. Equity Fund

Pro Forma Statement of Operations at October 31, 2017 (Unaudited)

Amounts in Thousands

	U.S. Large Cap	Multifactor U.S.	Pro Forma		Multifactor U.S.
	Equity	Equity	Adjustments		Equity Pro Forma
Investment Income
Dividends	4,440	16,497			20,937
Dividends from affiliated funds	91	469			560
Interest		2			2

Total Investment Income	4,531	16,968	—		21,499

Expenses
Advisory Fees	1,580	2,584	(902	)(d)	3,262
Administrative Fees	109	415			524
Custodian Fees	104	116	(104	)(e)	116
Distribution Fees - Class A	28	—			28
Distribution Fees - Class C	12	—			12
Transfer Agent Fees - Class A	22	—			22
Transfer Agent Fees - Class C	3	—			3
Transfer Agent Fees - Class M	—	7			7
Transfer Agent Fees - Class R6	—	—			—
Transfer Agent Fees - Class S	426	289			715
Transfer Agent Fees - Class Y	—	32			32
Professional Fees	58	74	(52	)(e)	80
Registration Fees	58	106	(64	)(e)	100
Shareholder Servicing Fees - Class C	4				4
Trustees’ Fees	8	28			36
Printing Fees	23	28			51
Miscellaneous	16	29			45

Expenses Before Reductions	2,451	3,708	(1,122)		5,037
Expense Reductions	(443)	(70)	507	(f)	(6)

Net expenses	2,008	3,638	(615)		5,031

Net investment income (loss)	2,523	13,330	615		16,468

Net Realized and Unrealized Gain (Loss)

31

	U.S. Large Cap	Multifactor U.S.	Pro Forma	Multifactor U.S.
	Equity	Equity	Adjustments	Equity Pro Forma
Net Realized Gain (Loss) on:
Investments	61,345	35,613		96,958
Investments in affiliated funds	3	(5)		(2)
Futures	2,691	5,135		7,826
Foreign Currency-Related Transactions	—	—		—

Net Realized Gain (Loss)	64,039	40,743	—	104,782

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(14,050)	117,317		103,267
Investments in affiliated funds	(2)	(7)		(9)
Futures Contracts	253	832	—	1,085
Foreign currency-related transactions	—	2		2

Net change in unrealized appreciation (depreciation)	(13,799)	118,144		104,345

Net realized and unrealized gain (loss)	50,240	158,887	—	209,127

Net Increase (Decrease) in Net Assets from Operations	52,763	172,217	615	225,595

SEE NOTE 2 OF THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

32

NOTES TO PRO FORMA FINANCIAL STATEMENTS

Russell Investment Company U.S. Large Cap Equity Fund and Russell Investment Company Multifactor U.S. Equity Fund

October 31, 2017 (Unaudited)

NOTE 1 —GENERAL

The unaudited pro forma financial statements give effect to the proposed reorganization of the U.S. Large Cap Equity Fund (“U.S. Large Cap Equity” or the “Target Fund”) in exchange for shares of the Multifactor U.S. Equity Fund (“Multifactor U.S. Equity” or the “Acquiring Fund”), at net asset value (the “Reorganization”). Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Multifactor U.S. Equity, and the results of operations of U.S. Large Cap Equity for pre-combination periods will not be restated. Multifactor U.S. Equity will be the accounting survivor for financial reporting purposes. Management believes the accounting survivor of the Reorganization if appropriate in light of the attributes of the Acquiring Fund and the Target Fund.

Russell Investment Management, LLC (“RIM”) has agreed to pay the audit fees, legal fees and mailing costs associated with the Reorganization. RIM estimates that such costs will be approximately $150,000. Based on a 90% estimated overlap between U.S. Large Cap Equity’s and Multifactor U.S. Equity’s portfolios as of September 2017, it is estimated that approximately 39% of U.S. Large Cap Equity’s holdings would be sold following the Reorganization. It is expected that sales of U.S. Large Cap Equity’s portfolio securities by Multifactor U.S. Equity in connection with the Reorganization will result in capital gains of approximately $18.1 million (approximately $1.87 per share), calculated as of September 27, 2017. Any net gains with respect to such sales may be distributed to shareholders in taxable distributions.

Target Fund & Shares	Acquiring Fund & Shares
U.S. Large Cap Equity Fund	Multifactor U.S. Equity Fund
Class A	Class A
Class C	Class C
Class S	Class S

The Reorganization is intended to qualify for Federal income tax purposes as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it’s expected that neither the Target Fund, nor the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Target Fund for shares of the Acquiring Fund will be treated and accounted for as tax-free reorganization. The acquisition would be accomplished by acquisition of the net assets of the Target Fund in exchange for shares of the Acquiring Fund at net asset value. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the Reorganization. At October 31, 2017, the Target and Acquiring Funds did not have any capital loss carryforwards.

The unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund as described elsewhere in the Information Statement/Prospectus relating to the Reorganization.

The Pro Forma adjustments below reflect the impact of the Reorganization.

33

NOTE 2 —PRO FORMA ADJUSTMENTS

(a) To adjust the Pro Forma Funds Shares of beneficial interest by the undistributed net investment income and accumulated net realized gain amounts of the Target Fund.

(b) To adjust Shares Outstanding of the Pro Forma Fund based on combining the Target Fund at the Acquiring Fund’s net asset value.

(c) To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the Target Fund at the Acquiring Fund’s net asset value.

(d) To restate Advisory fees using the Acquiring Fund’s advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Target Fund and Acquiring Fund.

(e) To remove duplicate fees.

(f) To restate expenses waived and/or reimbursed using the Acquiring Fund expense cap for the Pro Forma Fund at the combined average daily net assets and combined expenses of the Target Fund and Acquiring Fund.

NOTE 3 —ACCOUNTING ESTIMATES

The preparation of the Pro Forma Financial Statements, in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Pro Forma Financial Statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

34

EXHIBITS TO COMBINED

INFORMATION STATEMENT/PROSPECTUS EXHIBIT INDEX

Exhibit Name	Exhibit Number
Form of Agreement and Plan of Reorganization	A

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 6th day of December, 2017 by RUSSELL INVESTMENT COMPANY (the “Trust”), a Massachusetts business trust, on behalf of the Multifactor U.S. Equity Fund (the “Acquiring Fund”), and the Trust on behalf of the U.S. Large Cap Equity Fund (the “Target Fund” and together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), each a separate series of the Trust. The principal place of business of the Trust is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest ($0.01 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

(1) Transfer of Assets of the Target Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Target Fund Liabilities and the Liquidation of the Target Fund

1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all or substantially all of the Target Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Target Fund that number of full and fractional Class A, Class C and Class S Acquiring Fund Shares determined by dividing the value of the Target Fund’s assets net of any liabilities of the Target Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Target Fund. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2. The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Target Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Target Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3. The Target Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.6.

1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of Assets provided for in section 1.1, the Target Fund will distribute to the Target Fund’s shareholders of record (the “Target Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the Target Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Class A, Class C and Class S Acquiring Fund Shares to be so credited to the Class A, Class C and Class S shareholders of Target Fund, shall be equal to the aggregate net asset value of the applicable Target Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund, although share certificates representing interests in shares of the Target Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.8. All books and records of the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

(2) Valuation

2.1. The value of the Assets shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust’s Second Amended and Restated Master Trust Agreement, as amended (the “Trust Agreement”), and then-current prospectus or statement of additional information, copies of which have been delivered to the Target Fund.

2.2. The net asset value of a Class A, Class C and Class S Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3. The number of Class A, Class C or Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to Class A, Class C or Class S, as applicable, of the Target Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

2.4. All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent accountants upon the reasonable request of the other Fund.

(3) Closing and Closing Date

3.1. The Closing of the transactions contemplated by this Agreement shall be April 27, 2018, or such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Trust, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, or at such other place and time as the parties may agree.

3.2. The Target Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3. State Street Bank and Trust Company (“State Street”), custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.4. Russell Investments Fund Services, LLC (“RIFUS”), as transfer agent for the Target Fund, on behalf of the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class C and Class S Target Fund Shares, as applicable, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the oversight committee comprised of representatives of RIFUS that is authorized to make such judgments under the Funds’ Securities Valuation Procedures and Pricing Services, accurate appraisal of the value of the net assets determined pursuant to the valuation procedures referred to in section 2.1 with respect to the Class A, Class C and Class S Shares of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall, at the discretion of the Funds’ officers, be postponed to the earliest practicable date.

3.6. The liabilities of the Target Fund shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Target Fund’s board members.

(4) Representations and Warranties

4.1. The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

4.1.1. The Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts with power under the Trust’s Trust Agreement to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out the Agreement. The Target Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Trust Agreement. The Trust and Target Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Trust or Target Fund. The Target Fund has all material Federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not have a material adverse effect on the Target Fund;

4.1.2. The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

4.1.3. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

4.1.4. Other than with respect to contracts entered into in connection with the portfolio management of the Target Fund which shall terminate on or prior to the Closing Date, the Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result in (i) a violation of Massachusetts law or of the Trust’s Trust Agreement or By-Laws, (ii) a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

4.1.5. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.1.6. The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Target Fund at and for the fiscal year ended October 31, 2017, have been audited by PricewaterhouseCoopers LLP (“PwC”), independent public accounting firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.1.7. Since October 31, 2017, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection 4.1.7, a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio, the discharge of Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

4.1.8. At the date hereof and at the Closing Date, all Federal and other tax returns and reports of the Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.1.9. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

4.1.10. All issued and outstanding shares of the Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of RIFUS, as provided in section 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund shares, nor is there outstanding any security convertible into any of the Target Fund shares;

4.1.11. At the Closing Date, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

4.1.12. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust, (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

4.1.13. The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

4.1.14. The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

4.2.1. The Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts with power under the Trust’s Trust Agreement to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Trust Agreement. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Trust or Acquiring Fund. The Acquiring Fund has all material Federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

4.2.2. The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

4.2.3. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

4.2.4. The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result in (i) a violation of Massachusetts law or of the Trust’s Trust Agreement or By-Laws, (ii) a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

4.2.5. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.2.6. The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2017, have been audited by PwC, independent public accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Target Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.2.7. Since October 31, 2017, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Target Fund. For purposes of this subsection 4.2.7, a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

4.2.8. At the date hereof and at the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.2.9. For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

4.2.10. All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

4.2.11. The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

4.2.12. At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing;

4.2.13. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

4.2.14. The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any Federal, state or local regulatory authority (including the FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

4.2.15. The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

4.2.16. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

(5) Covenants of the Acquiring Fund and the Target Fund

5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund’s normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. Each Fund covenants and agrees to coordinate the respective portfolios of the Acquiring Fund and the Target Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Prospectus, a copy of which has been delivered to the Target Fund.

5.2. Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Target Fund’s books and records necessary to maintain current knowledge of the Target Fund and to ensure that the representations and warranties made by the Target Fund are accurate.

5.3. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4. The Target Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

5.5. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the transactions contemplated herein. The Acquiring Fund will file the Registration Statement with the Commission. The Target Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.7. The Target Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.8. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.9. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Target Fund title to and possession of all Acquiring Fund shares to be transferred to the Target Fund pursuant to this Agreement and assume the liabilities from the Target Fund.

5.10. As soon as reasonably practicable after the Closing, the Target Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.11. Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.12. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust nor the Funds shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of a transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust and each Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated herein in section 8.4.

5.13. At or immediately prior to the Closing, the Target Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

(6) Conditions Precedent to Obligations of the Target Fund. With respect to the Reorganization, the obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Target Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by an officer, in a form reasonably satisfactory to the Trust, on behalf of the Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

6.3. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

(7) Conditions Precedent to Obligations of the Acquiring Fund with respect to the Reorganization. The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Target Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Target Fund which the Target Fund reasonably believes might result in such litigation.

7.2. The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Target Fund.

7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by an officer, in a form reasonably satisfactory to the Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4. The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund on or before the Closing Date.

(8) Further Conditions Precedent to Obligations of the Acquiring Fund and the Target Fund. If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.3. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4. With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to each of the Acquiring Fund and the Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for Federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution of such shares to the Target Fund Shareholders in exchange for their shares of the Target Fund in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the basis of the assets of the Target Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Target Fund immediately prior to the transfer; (iv) the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (vi) no gain or loss will be recognized by Target Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Target Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Target Fund Shareholders will be the same as the basis of the shares of the Target Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of the Target Fund exchanged therefore were held, provided that at the time of the exchange the shares of the Target Fund were held as capital assets in the hands of Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this section 8.4. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized (i) by the Target Fund in connection with the transfer from the Target Fund to the Acquiring Fund of any section 1256 contracts (as defined in Section 1256 of the Code) or any stock in a passive foreign investment company (as defined in Section 1297(a) of the Code) or (ii) by the Target Fund or the Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following the Reorganization.

(9) Indemnification

9.1. The Acquiring Fund agrees to indemnify and hold harmless the Target Fund and each of the Target Fund’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. The Target Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(10) Fees and Expenses

10.1. Each of the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2. Costs related to the sale of securities from the Target Fund’s portfolio that will not be retained by the Acquiring Fund will be borne by Acquiring Fund shareholders and Target Fund Shareholders who do not redeem or exchange their shares of the Target Fund prior to the Reorganization. Further, to the extent that the Reorganization directly benefits the Acquiring Fund through reduced expenses, transaction expenses will be borne by the Acquiring Fund. If the hard transaction costs incurred by the Acquiring Fund in connection with the consummation of the Reorganization exceed the net estimated annualized reduction in expenses to the Acquiring Fund (i.e., the amount of the expense benefit that accrues to the Acquiring Fund after taking into account the Acquiring Fund’s direct Fund-level expense cap), Russell Investment Management, LLC (“RIM”), the investment adviser to each of the Acquiring Fund and the Target Fund, will reimburse the Acquiring Fund for any hard transaction costs that exceed the amount of such expense benefit. RIM will pay the audit fees, legal fees and mailing costs associated with the Reorganization.

10.3. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment of such expenses by another person would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(11) Entire Agreement; Survival of Warranties

11.1. Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and the Target Fund in sections 9.1 and 9.2 shall survive the Closing.

(12) Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transaction applicable to such party by the mutual agreement of the parties or (ii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

(13) Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Target Fund and any authorized officer of the Acquiring Fund.

(14) Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Target Fund, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, with a copy to Dechert LLP, One International Place, 100 Oliver Street, 40th Floor, Boston, Massachusetts 02110, Attention: John V. O’Hanlon, Esq., or to the Acquiring Fund, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, with a copy to Dechert LLP, One International Place, 100 Oliver Street, 40th Floor, Boston, Massachusetts 02110, Attention: John V. O’Hanlon, Esq., or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

(15) Headings; Counterparts; Assignment; Limitation of Liability

15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by an authorized officer.

Attest:	RUSSELL INVESTMENT COMPANY, on behalf of U.S. Large Cap Equity Fund

Title:	By: Title:

Attest:	RUSSELL INVESTMENT COMPANY, on behalf of Multifactor U.S. Equity Fund

Title:	By: Title:

Attest:	RUSSELL INVESTMENT MANAGEMENT, LLC solely with respect to Section 10.2

Title:	By: Title:

PART C

OTHER INFORMATION

Item 15.	Indemnification

Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant’s Third Amended and Restated Master Trust Agreement, which reads as follows:

Section 6.4. Indemnification of Trustees, Trustees Emeritus, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees, Trustees Emeritus and officers (including persons who serve at the Trust’s request as directors, officers, trustees or trustees emeritus of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, Trustee Emeritus or officer, director, trustee or trustee emeritus, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insurance is provided to the Registrant and to the officers and Trustees of the Registrant pursuant to the a Directors’ & Officers’/Errors & Omissions Professional Liability Insurance Policy which insures, subject to the policy’s coverage limits, exclusions and deductibles, against claims made against any insured entity, person or fund for any wrongful act (any actual or alleged act, error, misstatement, misleading statement, act or omission, neglect or breach of duty by the Insured in the discharge of their duties in his or her capacity as such) and reasonable costs, charges, fees and expenses incurred in defending and investigating claims.

Russell Investment Management, LLC or its affiliates may from time to time agree to provide indemnification from their own assets to the Registrant and Trustees of the Registrant against all liabilities incurred by the Registrant or any Trustee in connection with certain specified matters.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)	1.1 Third Amended and Restated Master Trust Agreement dated March 1, 2018 (incorporated by reference to Post-Effective Amendment (incorporated by reference to Post-Effective Amendment No. 242 dated February 28, 2018 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.2 Amendment No. 1 to Third Amended and Restated Master Trust Agreement dated March 1, 2018 (incorporated by reference to Post-Effective Amendment No. 242 dated February 28, 2018 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(2)	2.1 By-Laws of Russell Investment Company dated February 28, 2012 (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(3)	Not applicable.

(4)	4.1 Form of Agreement and Plan of Reorganization (included as Exhibit A to the Information Statement/Prospectus)

(5)	5.1 Form of Shares of Beneficial Interest for the Equity I, Equity II, Equity III, Fixed Income I, Fixed Income II, International and Money Market Funds (incorporated by reference to Item 24(b)(4)(a) filed under Post-Effective Amendment No. 39 dated April 28, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

5.2 Form of Shares of Beneficial Interest for the Diversified Equity, Special Growth, Equity Income, Diversified Bond, Volatility Constrained Bond, International Securities, Limited Volatility Tax Free and U.S. Government Money Market Funds (incorporated by reference to Item 24(b)(4)(b) filed under Post-Effective Amendment No. 39 dated April 28, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

5.3 Form of Shares of Beneficial Interest for the Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Item 24(b)(4)(c) filed under Post-Effective Amendment No. 39 dated April 28, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

5.4 Form of Shares of Beneficial Interest for the Real Estate Securities Fund (incorporated by reference to Item 24(b)(4)(d) filed under Post-Effective Amendment No. 39 dated April 28, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(6)	6.1 Advisory Agreement with Russell Investment Management Company dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.2 First Amendment to Advisory Agreement dated June 2, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.3 Letter Agreement adding the Unconstrained Total Return Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment (incorporated by reference to Post-Effective Amendment No. 242 dated February 28, 2018 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.4 Form of Letter Agreement adding the Multi-Asset Growth Strategy Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment (incorporated by reference to Post-Effective Amendment No. 242 dated February 28, 2018 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.5 Form of Letter Agreement adding the Multifactor Bond Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(7)	7.1 Distribution Agreement with Russell Financial Services, Inc. dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.2 First Amendment to Distribution Agreement dated June 2, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.3 Form of Letter Agreement adding the Multi-Asset Growth Strategy Fund to the Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 222 dated August 31, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.4 Form of Letter Agreement to the Distribution Agreement adding Class A1, Class A2, Class A3, Class C1 and Class T Shares to certain Funds (incorporated by reference to Post-Effective Amendment No. 226 dated December 9, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.5 Form of Letter Agreement to the Distribution Agreement adding the Multifactor Bond Fund (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(8)	8.1. Bonus or Profit Sharing Plans (none)

(9)	9.1 Master Custodian Contract with State Street Bank and Trust Company dated August 25, 2009 (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.2 Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.3 Form of Letter Agreement adding the Russell Global Credit Strategies Fund and Russell Global Infrastructure Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.4 Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.5 Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.6 Form of Letter Agreement adding the Russell Strategic Call Overwriting Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.7 Amendment to Master Custodian Contract dated January 21, 2013 (incorporated by reference to Post-Effective Amendment No. 189 dated February 7, 2013 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.8 Form of Letter Agreement adding the Select U.S. Equity Fund and the Select International Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 199 dated April 18, 2014 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.9 Form of Letter Agreement adding the Russell Multi-Strategy Income Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.10 Form of Letter Agreement adding the Russell Tax-Managed International Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.11 Form of Letter Agreement adding the Russell Tax Exempt High Yield Bond Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 208 dated February 25, 2015 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.12 Form of Letter Agreement adding the Unconstrained Total Return Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 219 dated May 25, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.13 Form of Letter Agreement adding the Multi-Asset Growth Strategy Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 222 dated August 31, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.14 Amendment to Master Custodian Contract dated October 31, 2016 (incorporated by reference to Post-Effective Amendment No. 226 dated December 9, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.15 Form of Letter Agreement adding the Multifactor Bond Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(10)	10.1 Form of Rule 12b-1 Distribution Plan for the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

10.2 Rule 12b-1 Distribution Plan (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

10.3 Form of Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 for Class T, Class R4 and Class R5 Shares (incorporated by reference to Post-Effective Amendment No. 242 dated February 28, 2018 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

10.4 Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 242 dated February 28, 2018 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(11)	11.1 Opinion and Consent of Counsel (incorporated by reference to Registrant’s Registration Statement on Form N-14 filed January 30, 2018 (SEC File No. 333-222787))

(12)	12.1 Opinion and Consent of Dechert LLP regarding tax matters (to be filed by subsequent amendment)

(13)	13.1 Service Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1987 (incorporated by reference to Item 24(b)(5)(b)(1) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.2 Letter Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1989 adding Real Estate Securities Fund to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(2) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.3 Amendment No. 1 to Service Agreement dated July 1, 1992 with Frank Russell Company and Frank Russell Investment Management Company changing services and fees (incorporated by reference to Item 24(b)(5)(b)(3) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.4 Letter Agreement dated August 24, 1992 adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(4) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.5 Amendment No. 2 to the Service Agreement dated August 1995 with Frank Russell Company and Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(5)(b)(5) filed under Post-Effective Amendment No. 32 dated May 1, 1996 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.6 Letter Agreement dated March 14, 1996 with State Street Bank and Trust Company for development of a Tax Accounting System (incorporated by reference to Item 24(b)(5)(b)(7) filed under Post-Effective Amendment No. 32 dated May 1, 1996 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.7 Form of Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.8 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Real Estate Securities Fund, Short Duration Bond Fund and Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.9 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class C and S Shares to the Fixed Income I Fund (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.10 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class Y Shares to the Real Estate Securities Fund, Emerging Markets Fund, Short Duration Bond Fund, Global Equity Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.11 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A, Class C and Class S Shares to the Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.12 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 133 dated March 24, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.13 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.14 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.15 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Strategic Equity Fund (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.16 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.17 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A and Class Y Shares to the Russell U.S. Growth Fund (incorporated by reference to Post-Effective Amendment No. 177 dated June 12, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.18 Form of Portfolio Management Contract with Money Managers and Russell Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 226 dated December 9, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.19 Form of Non-Discretionary Investment Advisory Contract with Money Managers and Russell Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 226 dated December 9, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.20 Administrative Agreement with Russell Fund Services Company dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.21 First Amendment to Administrative Agreement dated June 2, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.22 Form of Letter Agreement adding the Multi-Asset Growth Strategy Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 222 dated August 31, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.23 Form of Letter Agreement adding the Multifactor Bond Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.24 Second Amended and Restated Transfer Agency and Service Agreement dated August 31, 2015 between Russell Investment Company and Russell Fund Services Company (incorporated by reference to Post-Effective Amendment No. 215 dated December 4, 2015 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.25 Form of Letter Agreement adding the Unconstrained Total Return Fund to the Second Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 219 dated May 25, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.26 Form of Letter Agreement adding the Multi-Asset Growth Strategy Fund to the Second Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 222 dated August 31, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.27 First Amendment to Second Amended and Restated Transfer Agency and Service Agreement dated June 2, 2016 (incorporated by reference to Post-Effective Amendment No. 226 dated December 9, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.28 Form of Letter Agreement to the Second Amended and Restated Transfer Agency and Service Agreement adding Class A1, Class A2, Class A3, Class C1 and Class T Shares to certain Funds (incorporated by reference to Post-Effective Amendment No. 226 dated December 9, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.29 Form of Letter Agreement adding the Multifactor Bond Fund to the Second Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.30 Second Amendment to the Second Amended and Restated Transfer Agency and Service Agreement dated March 1, 2017 (incorporated by reference to Post-Effective Amendment No. 242 dated February 28, 2018 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.31 Third Amendment to the Second Amended and Restated Transfer Agency and Service Agreement dated March 1, 2018 (incorporated by reference to Post-Effective Amendment No. 242 dated February 28, 2018 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.32 General forms of Frank Russell Investment Management Company’s Asset Management Services Agreements with Bank Trust Departments and with other clients (incorporated by reference to Item 24(b)(9)(b) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.33 General forms of Frank Russell Investment Management Company’s Asset Management Services Agreement with its clients (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.34 General form of Frank Russell Investment Management Company’s Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.35 General Form of Frank Russell Investment Management Company Asset Management Services Agreement with non-compete clause customers (incorporated by reference to Item 24(b)(9)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.36 Form of Letter Agreements regarding fee waivers and waivers and reimbursements (incorporated by reference to Post-Effective Amendment No. 242 dated February 28, 2018 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.37 Form of Letter Agreements regarding fee waivers and reimbursements for the Multifactor Bond Fund (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.38 Letter Agreements regarding fee waiver and waiver and reimbursements (incorporated by reference to Post-Effective Amendment No. 238 dated September 15, 2017 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.39 Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.40 Form of Russell Multi-Manager Principal Protected Fund Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.41 Joint Insurance Agreement dated December 31, 2016 (incorporated by reference to Post-Effective Amendment No. 230 dated February 28, 2017 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.42 Form of Russell Cayman Commodity Strategies Fund Ltd. Appointment of Agent For Service of Process (incorporated by reference to Post -Effective Amendment No. 134 dated March 31, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.43	Form of Cayman Multi-Asset Growth Strategy Fund, Ltd. Appointment of Agent For Service of Process (incorporated by reference to Post-Effective Amendment No. 225 dated November 30, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.44 Agreement and Plan of Reorganization of the Diversified Equity Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.45 Agreement and Plan of Reorganization of the Special Growth Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.46 Agreement and Plan of Reorganization of the Quantitative Equity Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.47 Agreement and Plan of Reorganization of the International Securities Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.48 Agreement and Plan of Reorganization of the Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.49 Agreement and Plan of Reorganization of the 2010 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.50 Agreement and Plan of Reorganization of the Russell U.S. Value Fund (incorporated by reference to Post-Effective Amendment No. 187 dated December 3, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.51 Guarantee Agreement (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.52 Guarantee Agreement Extension Notice (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.53 Form of Guarantee Agreement Extension Notice (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.54 Plan of Liquidation and Dissolution of Sub-Trust of the Russell Flex Equity Fund (Incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.55 Plan of Liquidation and Dissolution of Sub-Trust of the Russell Tax-Managed Global Equity Fund (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.56 Plan of Liquidation and Dissolution of Sub Trust of the 2017 Accelerated Distribution Fund – A Shares, 2027 Extended Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – S Shares and 2027 Extended Distribution Fund – S Shares (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.57 Form of Plan of Liquidation and Dissolution of Sub Trust of the Russell Money Market Fund (incorporated by reference to Post-Effective Amendment No. 193 dated April 30, 2013 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.58 Plan of Liquidation and Dissolution of Sub Trusts of the 2017 Retirement Distribution Fund – A Shares and 2017 Retirement Fund – S Shares (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.59 Agreement and Plan of Reorganization of the 2015 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 209 dated February 27, 2015 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.60 Form of Plan of Liquidation and Dissolution of Sub Trust of the Russell Multi-Strategy Alternative Fund (incorporated by reference to Post-Effective Amendment No. 219 dated May 25, 2016 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.61 Plan of Liquidation and Dissolution of Sub Trusts of the 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund, 2055 Strategy Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 238 dated September 15, 2017 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(14)	14.1 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of the Registrant (incorporated by reference to Registrant’s Registration Statement on Form N-14 filed January 30, 2018 (SEC File No. 333-222787))

(15)	Not Applicable

(16)	16.1 Powers of Attorney – (incorporated by reference to Registrant’s Registration Statement on Form N-14 filed January 30, 2018 (SEC File No. 333-222787))

(17)	Not Applicable

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of a ruling of the Internal Revenue Service supporting the tax consequences of the proposed reorganization within a reasonable time after the closing.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Russell Investment Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933. The Registrant has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Seattle, and State of Washington, on this 15th day of March, 2018.

RUSSELL INVESTMENT COMPANY
Registrant

By:	/s/ Mark Spina
Mark Spina, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on March 15, 2018.

/s/ Mark Spina	/s/ Mark E. Swanson
Mark Spina, Trustee, President and Chief Executive Officer	Mark E. Swanson, Treasurer and Chief Accounting Officer

*	*
Thaddas L. Alston, Trustee	Kristianne Blake, Trustee

*	*
Cheryl Burgermeister, Trustee	Daniel P. Connealy, Trustee

*	*
Katherine W. Krysty, Trustee	Raymond P. Tennison, Jr., Trustee

*
Jack R. Thompson, Trustee
/s/ Jessica Gates
* By Jessica Gates Attorney-in-fact

*	Pursuant to Power of Attorney (incorporated by reference to Registrant’s Registration Statement on Form N-14 filed January 30, 2018 (SEC File No. 333-222787)).